     As filed with the Securities and Exchange Commission on April 25, 2002



                        Registration No. 333-85014


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                      [X] Pre-Effective Amendment No. 1
                      [ ] Post-Effective Amendment No. ___
                        (Check Appropriate Box or Boxes)


                              Liberty Acorn Trust *
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                                  617-426-3750
                        (Area Code and Telephone Number)

                                 Bruce H. Lauer
                               Liberty Acorn Trust
                       227 West Monroe Street, Suite 3000
                             Chicago, Illinois 60606
                     (Name and address of Agent for Service)


                                   Copies to:

                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110


Title of Securities Being Registered: Shares of Beneficial Interest, no par value

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on April 26, 2002 pursuant to Rule 488.

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

* On behalf of Liberty Acorn USA.

                                 LIBERTY FUNDS
                                STEIN ROE FUNDS
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Shareholder:


     Your fund will hold a special meeting of shareholders on June 28, 2002, at 2:00 p.m. (Eastern Time). At this meeting, you will be asked to vote on the proposed acquisition of your fund, which is one of a number of fund acquisitions recommended by Columbia Management Group, Inc. ("Columbia"), the new parent company of the investment advisors to Liberty Funds and Stein Roe Funds. Columbia's overall goal in proposing these fund mergers is two-fold. First, by merging funds with similar investment strategies, Columbia can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia can concentrate its portfolio management resources on a more focused group of portfolios. The specific details and reasons for your fund's acquisition are contained in the enclosed Prospectus/Proxy Statement. Please read it carefully.


     This special meeting will be held at Columbia's offices located at One Financial Center, Boston, Massachusetts. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your fund has retained the services of Georgeson Shareholder Communications, Inc. to assist shareholders with the voting process. As we get closer to June 28th, shareholders who have not yet voted may receive a call from Georgeson reminding them to exercise their right to vote.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE, BY INTERNET OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!


     If you have any questions regarding the combined Prospectus/Proxy Statement, please call Georgeson at 866-274-6822.


     We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

/s/ Keith T. Banks
Keith T. Banks, President

Liberty Funds
Stein Roe Mutual Funds


May 13, 2002


Job Code

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 28, 2002

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                      STEIN ROE SMALL COMPANY GROWTH FUND

     NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Stein Roe Small Company Growth Fund will be held at 2:00 p.m. Eastern Time on Friday, June 28, 2002, at the offices of Columbia Management Group, Inc., the indirect parent of the Stein Roe Small Company Growth Fund's advisor, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

     1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Stein Roe Small Company Growth Fund to, and the assumption of all of the liabilities of the Stein Roe Small Company Growth Fund by, Liberty Acorn USA in exchange for shares of Liberty Acorn USA and the distribution of such shares to the shareholders of the Stein Roe Small Company Growth Fund in complete liquidation of the Stein Roe Small Company Growth Fund.

     2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

     Shareholders of record at the close of business on April 17, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                          By order of the Board of Trustees,

                                          Jean S. Loewenberg, Secretary


May 13, 2002



NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU
        CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE THE ENCLOSED PROXY INSERT FOR INSTRUCTIONS. PLEASE HELP THE STEIN ROE SMALL COMPANY GROWTH FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                    COMBINED PROSPECTUS AND PROXY STATEMENT

                                  MAY 13, 2002


                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                      STEIN ROE SMALL COMPANY GROWTH FUND
       (INCLUDING CLASS S AND LIBERTY SMALL COMPANY GROWTH FUND CLASS A)
                  c/o Liberty-Stein Roe Funds Investment Trust
                              One Financial Center
                          Boston, Massachusetts 02111
                                 1-800-338-2550

                        BY AND IN EXCHANGE FOR SHARES OF
                               LIBERTY ACORN USA
                            c/o Liberty Acorn Trust
                              One Financial Center

                          Boston, Massachusetts 02111


                               TABLE OF CONTENTS


QUESTIONS AND ANSWERS.......................................    3
PROPOSAL -- Acquisition of the Stein Roe Small Company
  Growth Fund by Liberty Acorn USA..........................    9
  Principal Investment Risks................................    9
  Information about the Acquisition.........................    9
GENERAL.....................................................   15
  Voting Information........................................   15
Appendix A -- Agreement and Plan of Reorganization..........  A-1
Appendix B -- Fund Information..............................  B-1
Appendix C -- Capitalization................................  C-1
Appendix D -- Management's Discussion of Fund Performance as
  of December 31, 2001 --
  Liberty Acorn USA.........................................  D-1


     This combined Prospectus/Proxy Statement contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Stein Roe Small Company Growth Fund (including Class S and Liberty Small Company Growth Fund Class A) (the "Growth Fund") by Liberty Acorn USA ("Acorn USA," and together with the Growth Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Growth Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on June 28, 2002, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. Please read this Prospectus/Proxy Statement and keep it for future reference.

     The Proposal in this Prospectus/Proxy Statement relates to the proposed acquisition of the Growth Fund by Acorn USA. If the Acquisition occurs, you will become a shareholder of Acorn USA. Acorn USA seeks long-term growth of capital. If the Agreement and Plan of Reorganization is approved by the shareholders of the Growth Fund and the Acquisition occurs, the Growth Fund will transfer all of the assets and liabilities attributable to each class of its shares to Acorn USA in exchange for shares of the same class of Acorn USA with the same aggregate net asset value as the net value of the assets and liabilities transferred (in the case of Class S shares of the Growth Fund, Class Z shares of the Acorn
Fund). After that exchange, shares of each class received by the Growth Fund will be distributed pro rata to its shareholders of the corresponding class. In the distribution, holders of Class S shares of the Growth Fund will receive Class Z shares of Acorn USA, and holders of Class A shares of the Growth Fund will receive Class A shares of Acorn USA.

     Please review the enclosed Prospectus of Acorn USA for your class of shares. This document is incorporated in this Prospectus/Proxy Statement by reference. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are also incorporated in this Prospectus/Proxy Statement by reference:

     - The Prospectuses of the Growth Fund dated February 1, 2002.

     - The Statement of Additional Information of the Growth Fund dated February 1, 2002.

     - The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Growth Fund dated September 30, 2001.


     - The Statement of Additional Information of Acorn USA dated May 13, 2002, relating to the Acquisition.


     The Growth Fund has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing the Internet site for your Fund at www.libertyfunds.com or www.steinroe.com. Our hearing impaired shareholders may call Liberty Funds Services, Inc. at 1-800-528-6979 with special TTD equipment. Text-only versions of all the Growth Fund and Acorn USA documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE INFORMATION CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/ PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?


The Trustees of Liberty-Stein Roe Funds Investment Trust (the "Investment Trust") and the Trustees of Liberty Acorn Trust (the "Acorn Trust") (each a "Trust" and together, the "Trusts") are recommending that Acorn USA acquire the Growth Fund. This means that Acorn USA would acquire all of the assets and liabilities of the Growth Fund in exchange for shares of Acorn USA. If the Acquisition is approved, you will receive shares of Acorn USA with an aggregate net asset value equal to the aggregate net asset value of your Growth Fund shares as of the day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around July 29, 2002.


Please note that the Trustees of the Investment Trust have approved the liquidation of the Growth Fund in the event that its shareholders do not approve the Acquisition.

2.  WHY IS THE ACQUISITION BEING PROPOSED?

The Trustees of the Investment Trust recommend approval of the Acquisition because it offers shareholders of the Growth Fund an investment in a larger fund with an investment goal and strategies generally similar to those of the Growth Fund. In reviewing the Acquisition, the Trustees also considered:

- that, because the Growth Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees of the Investment Trust have approved the liquidation of the Growth Fund if its Acquisition is not approved;


- that, although Class A shareholders of the Growth Fund are expected to experience an increase, based on expense ratios as of December 31, 2001, in net expenses (expenses reduced by the voluntary expense reimbursement described in footnotes 7 and 8 to the Annual Fund Operating Expenses table below), they are expected to experience a decrease in gross expenses (expenses before reduction by such reimbursement) and will move into a larger fund with better long-term performance; and


- that the Acquisition is expected to be tax-free for shareholders of the Growth Fund who choose to remain shareholders of Acorn USA, while liquidation would be a realization event for tax purposes.

Please review "Reasons for the Acquisition" in the Proposal section of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.


SHAREHOLDERS OF THE GROWTH FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOAL AND STRATEGIES OF ACORN USA ARE GENERALLY SIMILAR TO THOSE OF THE GROWTH FUND, THERE WILL BE SOME DIFFERENCE IN THE INVESTMENT STYLE OF THE COMBINED FUND. COMPARED TO THE GROWTH FUND, ACORN USA, ON AVERAGE, MAY INVEST IN COMPANIES WITH SMALLER MARKET CAPITALIZATIONS AND INVESTS A SMALLER PERCENTAGE OF ITS TOTAL ASSETS IN SECURITIES OF FOREIGN COMPANIES. PLEASE SEE THE ANSWER TO QUESTION 4 BELOW FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS.


3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?

The following tables allow you to compare the sales charges and management fees and expenses of the Growth Fund and Acorn USA and to analyze the estimated expenses that Columbia expects the combined fund to bear in the first year following the Acquisition. The shareholder fees presented below for Acorn USA apply both before and after giving effect to the Acquisition. Sales charges, if applicable, are paid directly by shareholders to Liberty Funds Distributor, Inc., each Fund's distributor. Annual Fund Operating Expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses incurred by the Growth Fund for its last fiscal year (ended September 30, 2001) and by Acorn USA for its last fiscal year (ended December 31, 2001) and those expected to be incurred by the combined fund on a pro forma basis (giving effect to the Acquisition and based on pro forma combined net assets as of December 31, 2001).

Shareholders of the Growth Fund will not pay additional sales charges as a result of the Acquisition, although contingent deferred sales charges will continue to apply.

SHAREHOLDER FEES
(paid directly from your investment)

                                                              GROWTH FUND              ACORN USA(1)
                                                              -----------              ------------
                                                        CLASS A(1)    CLASS S(4)    CLASS A    CLASS Z
Maximum sales charge (load) on purchases (%) (as a
percentage of the offering price)                          5.75          0.00        5.75       0.00
------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions
(%) (as a percentage of the lesser of purchase price
or redemption price)                                       1.00(2)       0.00        1.00(2)    0.00
------------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount
redeemed, if applicable)                                  (3)           (4)          (3)        (5)

---------------
 (1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.


 (2) This charge applies only to Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase and that are sold within 18 months of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to this charge if sold within 18 months of the date of purchase.


 (3) There is a $7.50 charge for wiring sale proceeds to your bank.

 (4) A fee of $5.00 per quarter may be charged to accounts that fall below the required minimum balance. There is a $7.00 charge for wiring redemption proceeds to your bank.

 (5) There is a $7.50 charge for wiring sale proceeds to the transfer agent.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                                 GROWTH FUND
                                                              ------------------
                                                              CLASS A    CLASS S
                                                              -------    -------
Management fee(6)(7) (%)                                       1.00       1.00
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees(8) (%)                   0.35       0.00
--------------------------------------------------------------------------------
Other expenses (%)                                             0.81       0.81
--------------------------------------------------------------------------------
Total annual fund operating expenses(7) (%)                    2.16       1.81

                                                                  ACORN USA
                                                              ------------------
                                                              CLASS A    CLASS Z
                                                              -------    -------
Management fee(9) (%)                                          0.99       0.99
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees(10) (%)                  0.35       0.00
--------------------------------------------------------------------------------
Other expenses (%)                                             0.50       0.18
--------------------------------------------------------------------------------
Total annual fund operating expenses (%)                       1.84       1.17

                                                                    ACORN USA
                                                              (PRO FORMA COMBINED)
                                                              --------------------
                                                              CLASS A      CLASS Z
                                                              --------     --------
Management fee (%)                                              0.98         0.98
-----------------------------------------------------------------------------------
Distribution and service (12b-1) fees(10) (%)                   0.35         0.00
-----------------------------------------------------------------------------------
Other expenses (%)                                              0.49         0.17
-----------------------------------------------------------------------------------
Total annual fund operating expenses (%)                        1.82         1.15

---------------
 (6) The Growth Fund paid a management fee of 0.85% and an administration fee of 0.15%.

 (7) The Growth Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.50%. If this reimbursement were reflected in the table, the actual advisory fee for Class A and Class S shares would be 0.69%, and total annual fund operating expense for Class A and Class S shares would be 1.75% (which also reflects the distributor's agreement to waive a portion of 12b-1 fees, as discussed in footnote 8) and 1.50%, respectively. This arrangement may be modified or terminated by the advisor at any time.

 (8) The Growth Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25%, and the annual distribution fee may equal up to 0.10%. Distribution and service fees are paid out of the assets attributable to Class A.


     The Growth Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fees for Class A shares. If this waiver were reflected in the table, the 12b-1 fee for Class A shares would be 0.25% and the total annual fund operating expenses for Class A shares would be 1.75% (which figure also reflects the advisor's agreement to limit fund expenses, as discussed in footnote 7). This arrangement may be modified or terminated by the distributor at any time.


 (9) Acorn USA paid a management fee of 0.94% and an administration fee of 0.05%.

(10) Acorn USA has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% and the annual distribution fee may equal up to 0.10% for Class A shares. Distribution and service fees are paid out of the assets attributable to Class A shares.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Growth Fund or Acorn USA currently with the cost of investing in the combined fund on a pro forma basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

     - $10,000 initial investment

     - 5% total return for each year

     - Each Fund's operating expenses remain the same

     - Reinvestment of all dividends and distributions

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
GROWTH FUND
Class A                                                    $781     $1,212     $1,668      $2,925
--------------------------------------------------------------------------------------------------
Class S                                                     184        569        980       2,127
--------------------------------------------------------------------------------------------------
ACORN USA
Class A                                                    $751     $1,120     $1,513      $2,609
--------------------------------------------------------------------------------------------------
Class Z                                                     119        372        644       1,420
--------------------------------------------------------------------------------------------------
ACORN USA
(pro forma combined)
Class A                                                    $749     $1,115     $1,504      $2,589
--------------------------------------------------------------------------------------------------
Class Z                                                     117        365        633       1,398
--------------------------------------------------------------------------------------------------

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Growth Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of Acorn USA or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE GROWTH FUND AND ACORN USA COMPARE?

This table shows the investment goal and principal investment strategies of each
Fund:

-------------------------------------------------------------------------------
                 GROWTH FUND                            ACORN USA
-------------------------------------------------------------------------------
     INVESTMENT GOAL: The Growth Fund      INVESTMENT GOAL: Acorn USA seeks to
     seeks long-term growth.               provide long-term growth of capital.
-------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT STRATEGIES:      PRINCIPAL INVESTMENT STRATEGIES:
     The Growth Fund seeks to achieve its  Acorn USA seeks to achieve its goal
     goal as follows:                      as follows:
     - The Fund invests at least 80% of    - The Fund generally invests in the
     its net assets (plus any borrowings     stocks of U.S. companies with
       for investment purposes) in common    market capitalizations of less
       stocks of small-cap companies         than $2 billion at the time of
       (defined as stocks with market        purchase.
       capitalizations equal to or less
       than the largest stock in the       - The Fund generally invests
       Standard & Poor's Small Cap 600       substantially all of its assets in
       Index (approximately $3.8 billion     U.S. companies, and, under normal
       as of December 31, 2001)).            circumstances, will invest at
                                             least 80% of its net assets (plus
     - The portfolio manager seeks to        any borrowing for investment
     manage the Fund in accordance with      purposes) in U.S. companies.
       Morningstar, Inc.'s guidelines for
       a "Small Growth" fund.
-------------------------------------------------------------------------------

The following compares the principal investment strategies that each Fund uses to achieve its investment goal and the investment policies to which each Fund is subject:

     - Each Fund invests primarily in equity securities of smaller companies, with Acorn USA tending to invest in companies with market capitalizations less than $2 billion and the Growth Fund tending to invest in companies with market capitalizations equal to or less than the company of the largest stock in the Standard & Poor's Small Cap 600 Index. Both Funds seek to invest in growth companies, although their approaches to selecting growth companies may differ slightly, as noted in the table above.

     - Unlike the Growth Fund, which may invest up to 25% of its total assets in foreign securities, Acorn USA generally invests substantially all of its assets in U.S. companies and may not invest more than 10% of its total assets in securities of foreign companies.

     - Acorn USA may not acquire securities of a single issuer if such acquisition would cause the Fund to own more than 10% of the equity value of such issuer, whereas the Growth Fund is not subject to such a restriction.


     - While the Growth Fund has no stated policy or strategy regarding sector diversification, Acorn USA, although it does not intend to focus on any particular sector, at times may have a significant portion of its assets invested in a particular sector, with a sector being defined to include companies in different but closely related industries.


     - Acorn USA may invest no more than 15% of its total assets in privately placed debt securities, whereas the Growth Fund is not subject to such a restriction.

     - The Growth Fund may not write options or purchase options if the aggregate premiums paid for all options exceed 20% of its net assets (less the amount by which any such positions are "in-the-money"), whereas Acorn USA is not subject to such a restriction, although it may not invest in options on futures contracts in certain circumstances.

Other than as noted above, the investment policies of the Growth Fund and Acorn USA are generally similar. For a complete list of the Funds' investment policies, see the Statement of Additional Information of each Fund.

5.  WHAT CLASS OF ACORN USA SHARES WILL YOU RECEIVE IF THE ACQUISITION OCCURS?

If you own Class A shares of the Growth Fund, you will receive Class A shares of Acorn USA. The shares will have the same exchange rights and will bear the same contingent deferred sales charges ("CDSCs"), if applicable, as your current shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares.

If you own Class S shares of the Growth Fund, you will receive Class Z shares of Acorn USA. Like your Growth Fund Class S shares, your new Class Z shares will not bear sales charges or be subject to 12b-1 fees, and they will have distribution, purchase and redemption procedures that are substantially similar to those of your current shares. Your Class Z shares will have a similar "telephone exchange privilege," but unlike your Class S shares, they will not have an "automatic exchange privilege." Also, your exchange rights will be different. Whereas your Class S shares of the Growth Fund could be exchanged only for certain other shares of Stein Roe no-load funds offered for sale in your state of residence, your new Class Z shares may be exchanged for Class Z or Class A shares of other funds distributed by Liberty Funds Distributor, Inc. at net asset value.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

The Acquisition is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the Growth Fund is expected to recognize a gain or loss as a result of the Acquisition.

Immediately prior to the Acquisition, the Growth Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

The cost basis and holding period of your Growth Fund shares are expected to carry over to your new shares in Acorn USA.


Acorn USA has significant unrealized gains (17.7% of net asset value as of March 31, 2002), some or all of which could be realized and distributed to its shareholders, including you. In addition, Acorn USA's ability to carry forward the pre-Acquisition losses of the Growth Fund and use them to offset future gains of Acorn USA will be limited. In certain circumstances, you may pay more taxes, or pay taxes sooner, than if the Acquisition did not occur.

       PROPOSAL -- ACQUISITION OF THE STEIN ROE SMALL COMPANY GROWTH FUND

                              BY LIBERTY ACORN USA

THE PROPOSAL


     You are being asked to approve the Agreement and Plan of Reorganization dated April 22, 2002, which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Growth Fund by Acorn USA under the Agreement and Plan of Reorganization.


PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of Acorn USA, and how do they compare with those of the Growth Fund?


     Acorn USA is subject to market risk, management risk, the risks associated with investing in small-capitalization and middle-capitalization companies and the risks associated with investing in growth stocks, which are the risks to which the Growth Fund is subject. Unlike the Growth Fund, which has no stated policy or strategy regarding sector diversification, sector risk (i.e., the risk associated with having a significant portion of fund assets invested in a particular sector) sometimes may be present in Acorn USA's investments, although Acorn USA does not intend to focus on any particular sector. Aside from the risks associated with sector risk, the principal risks associated with each Fund are generally similar because the Funds have generally similar investment goals and strategies. For more information about the principal investment risks of Acorn USA, please see the enclosed Prospectus of Acorn USA. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.



     SHAREHOLDERS OF THE GROWTH FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOAL AND STRATEGIES OF ACORN USA ARE GENERALLY SIMILAR TO THOSE OF THE GROWTH FUND, THERE WILL BE SOME DIFFERENCE IN THE INVESTMENT STYLE OF THE COMBINED FUND. COMPARED TO THE GROWTH FUND, ACORN USA, ON AVERAGE, MAY INVEST IN COMPANIES WITH SMALLER MARKET CAPITALIZATIONS AND INVESTS A SMALLER PERCENTAGE OF ITS TOTAL ASSETS IN SECURITIES OF FOREIGN COMPANIES. PLEASE SEE THE ANSWER TO QUESTION 4 ABOVE UNDER "QUESTIONS AND ANSWERS" FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS.


INFORMATION ABOUT THE ACQUISITION

  Terms of the Agreement and Plan of Reorganization


     If approved by the shareholders of the Growth Fund, the Acquisition is expected to occur on or around July 29, 2002, under the Agreement and Plan of Reorganization, which is attached as Appendix A to this combined Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:


     - The Growth Fund will transfer all of the assets and liabilities attributable to each class of its shares to Acorn USA in exchange for shares of the same class of Acorn USA (in the case of Class S shares of the Growth Fund, Class Z shares of Acorn USA) with an aggregate net asset value equal to the net value of the transferred assets and liabilities.


     - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on July 26, 2002, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.


     - The shares of each class of Acorn USA received by the Growth Fund will be distributed to the shareholders of the same class of the Growth Fund (in the case of Class S shares of the Growth Fund, Class Z shares of Acorn
       USA) pro rata in accordance with their percentage ownership of such class of the Growth Fund in full liquidation of the Growth Fund.

     - After the Acquisition, the Growth Fund will be terminated, and its affairs will be wound up in an orderly fashion.

     - The Acquisition requires approval by the Growth Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of both the Investment Trust and the Acorn Trust.

     Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of the Investment Trust to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their current net asset value, less any applicable CDSC. In addition, shares may be redeemed at any time prior to the consummation of the Acquisition.

  Shares You Will Receive

     If the Acquisition occurs, you will receive shares in Acorn USA of the same class (in the case of Class S shares of the Growth Fund, Class Z Shares of Acorn
USA) as the shares that you currently own in the Growth Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

     - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

     - They will bear the same sales charges, redemption fees and CDSCs as your current shares to the extent such charges and fees apply, and for purposes of determining the CDSC applicable to any redemption, if applicable, the new shares will continue to age from the date you purchased your Growth Fund shares.

     - The procedures for purchasing and redeeming your shares will be substantially similar as a result of the Acquisition. However, Class Z shares do not offer an "automatic exchange privilege," whereas Class S shares do offer such exchange privilege.

     - Shareholders of new Class Z shares will have different exchange rights. Whereas Class S shares of the Growth Fund could be exchanged only for shares of certain other Stein Roe no-load funds offered for sale in your state of residence, your new Class Z shares may be exchanged for Class Z or Class A shares of other funds distributed by Liberty Funds Distributor, Inc. at net asset value.

     - In general, Class Z shares of Acorn USA may be purchased only by "Eligible Investors" whose purchases satisfy certain minimum initial investment requirements. You do not need to be an Eligible Investor or satisfy those requirements in order to receive Class Z shares of Acorn USA.

     - You will have the same voting rights as you currently have, but as a shareholder of Acorn USA of the Acorn Trust.

     Information concerning the capitalization of each of the Funds is contained in Appendix C.

  Reasons for the Acquisition


     The Trustees of the Investment Trust and the Trustees of the Acorn Trust, including all Trustees who are not "interested persons" of those Trusts, have determined on behalf of each Trust that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement.


     The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Columbia, the indirect parent of the investment advisors to the Liberty and

Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, creating larger, more efficient funds and permitting the Columbia organization to concentrate its portfolio management resources on a more focused group of portfolios.


     In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on February 12-13, 2002, March 8, 2002, and March 13, 2002, the following reasons for the Growth Fund to enter into the Acquisition:


     - The Acquisition is expected to create a larger fund with an investment goal and strategies generally similar to those of the Growth Fund.


     - Because the Growth Fund is too small to be economically viable without fee waivers and expense reimbursements, has had relatively poor long-term performance and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees should approve (and they have subsequently approved) the liquidation of the Growth Fund in the event that its shareholders do not approve the Acquisition;


     - The Acquisition is intended to permit the Growth Fund's shareholders to exchange their investment for an investment in Acorn USA without recognizing gain or loss for federal income tax purposes. By contrast, if a Growth Fund shareholder were to redeem his or her shares to invest in another fund, like Acorn USA, the transaction would likely be a taxable event for such shareholder. Similarly, if the Growth Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for the Growth Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Acorn USA shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

     The Trustees considered that shareholders of the Growth Fund who do not want to become shareholders of Acorn USA, whether because the expenses they expect to bear would increase, they wish to realize an unrealized loss on their shares or otherwise, could redeem their shares in the Growth Fund prior to the Acquisition.

     In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that Acorn USA will achieve any particular level of performance after the Acquisition.

  Performance Information

     The charts below show the percentage gain or loss in each calendar year for the five-year period ending December 31, 2001, for Class S shares of the Growth Fund and Class Z shares of Acorn USA. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

     Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information.

                                GROWTH FUND(11)
[BAR CHART]

                                                                           GROWTH FUND (11)
                                                                           ----------------
1997                                                                             19.93
1998                                                                              7.85
1999                                                                             50.91
2000                                                                             -0.73
2001                                                                            -10.16


The Fund's year-to-date total return through March 31, 2002, was -0.16%.

For period shown in bar chart:
Best quarter: 4th quarter, 1999, +36.33%
Worst quarter: 3rd quarter, 2001, -24.89%

---------------
(11) On February 2, 1999, the Colonial Aggressive Growth Fund (the "Predecessor Fund") was reorganized into the Growth Fund. The Predecessor Fund had Class A, Class B and Class C shares. The performance information contained in the bar chart prior to February 2, 1999, is based on historical returns of the Predecessor Fund's Class A shares. The Predecessor Fund's Class A share returns are not restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and Class S shares. If differences in expenses were reflected, the returns for the period between March 25, 1996, and February 2, 1999, would be higher, since Class S shares are not subject to 12b-1 fees. The chart does not reflect the sales load of the Predecessor Fund's Class A shares. The Predecessor Fund's Class A shares were initially offered on March 25, 1996.

                                   ACORN USA
[BAR CHART]

                                                                                 FUND
                                                                                 ----
1997                                                                             32.30
1998                                                                              5.79
1999                                                                             23.02
2000                                                                             -8.99
2001                                                                             19.25

The Fund's year-to-date total return through

March 31, 2002 was 6.11%.

For period shown in bar chart:
Best quarter: 2nd quarter 2001, +21.71%
Worst quarter: 3rd quarter 1998, -19.25%

     The following tables list each Fund's average annual total return for the one-year, five-year and life-of-the-fund periods ending December 31, 2001 (including applicable sales charges), for Class A and Class S shares of the Growth Fund and Class A and Class Z shares of Acorn USA. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with one or more indices.

     After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

GROWTH FUND(12)(13)(14)


                                                     INCEPTION                         LIFE OF THE
                                                       DATE       1 YEAR    5 YEARS       FUND
Class A (%)
  Return Before Taxes                                 7/31/00     -15.49     10.33        11.64
  Return After Taxes on Distributions                             -15.49      7.39         9.04
  Return After Taxes on Distributions and
     Sale of Fund Shares                                           -9.43      7.45         8.75
--------------------------------------------------------------------------------------------------
Class S (%)
  Return Before Taxes                                 3/25/96     -10.16     11.73        12.87
  Return After Taxes on Distributions                             -10.16      8.74        10.24
  Return After Taxes on Distributions and
     Sale of Fund Shares                                           -6.19      8.62         9.79
--------------------------------------------------------------------------------------------------
Russell 2000 Growth Index (%)                             N/A      -9.23      2.87         3.40(15)


---------------
(12) The Growth Fund's returns are compared to the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.


(13) On February 2, 1999, the Colonial Aggressive Growth Fund (the "Predecessor Fund") was reorganized into the Small Company Growth Fund. The Predecessor Fund had multiple classes of shares consisting of Class A, Class B, and Class C shares. The performance information contained in the annual returns for Class A shares prior to February 2, 1999, are based on historical returns of the Predecessor Fund's Class A shares. Performance information from February 2, 1999, to July 31, 2000, is based on the historical returns of the Fund's Class S shares. Class S share returns are not restated to reflect any differences in expenses (such as 12b-1 fees) or sales charges between Class S shares and Class A shares of the Growth Fund. If differences in expenses and sales charges were reflected, the returns for the period between February 2, 1999, and July 31, 2000, would be lower. Class A shares were initially offered on July 31, 2000.



(14) The performance information contained in the annual returns for Class S shares prior to February 2, 1999, are based on historical returns of the Predecessor Fund's Class A shares. The Predecessor Fund's Class A share returns are not restated to reflect any differences in expenses (such as 12b-1 fees) or sales charges between Class A shares and Class S shares. If differences in expenses and sales charges were reflected, the returns for periods prior to February 2, 1999, would be higher, since Class S shares are not subject to 12b-1 fees or sales charges.


(15) Index performance information is from March 31, 1996, to December 31, 2001.

ACORN USA(16)(17)


                                                      INCEPTION                         LIFE OF THE
                                                        DATE       1 YEAR    5 YEARS       FUND
Class A (%)
  Return Before Taxes                                 10/16/00     11.83      11.84        14.31
  Return After Taxes on Distributions                              11.61      10.75        13.26
  Return After Taxes on Distributions and
     Sale of Fund Shares                                            7.36       9.51        11.69
---------------------------------------------------------------------------------------------------
Class Z (%)
  Return Before Taxes                                   9/4/96     19.25      13.32        15.73
  Return After Taxes on Distributions                              18.77      12.16        14.62
  Return After Taxes on Distributions and
     Sale of Fund Shares                                           11.88      10.75        12.90
---------------------------------------------------------------------------------------------------
Russell 2000 Index (%)                                     N/A      2.49       7.52         8.84(18)


---------------
(16) Acorn USA's returns are compared to the Russell 2000 Index, an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

(17) Performance information for Class A shares of Acorn USA includes returns of the Fund's Class Z shares (the oldest existing Fund class) for periods prior to its inception. Class Z returns are not restated to reflect any differences in expenses (such as 12b-1 fees or sales charges) between Class Z shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to inception of the newer class of shares would be lower.

(18) Index performance information is from August 31, 1996, to December 31,
     2001.

  Federal Income Tax Consequences


     The Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to the Growth Fund and Acorn USA an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:


     - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Growth Fund or the shareholders of the Growth Fund as a result of the Acquisition;

     - under Section 358 of the Code, the tax basis of Acorn USA shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Growth Fund shares;

     - under Section 1223(1) of the Code, your holding period for Acorn USA shares you receive will include the holding period for your Growth Fund shares if you hold your shares as a capital asset;

     - under Section 1032 of the Code, no gain or loss will be recognized by Acorn USA as a result of the Acquisition;

     - under Section 362(b) of the Code, Acorn USA's tax basis in the assets that Acorn USA receives from the Growth Fund will be the same as the Growth Fund's basis in such assets; and

     - under Section 1223(2) of the Code, Acorn USA's holding period in such assets will include the Growth Fund's holding period in such assets.

     The opinion is, and the confirmation letter will be, based on certain factual certifications made by officers of each Fund's Trust. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

     Prior to the closing of the Acquisition, the Growth Fund will, and Acorn USA may, distribute to their shareholders all of their respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to shareholders. Such distributions will be taxable to shareholders.


     Shareholders of the Growth Fund will be subject to tax on any distributions of realized gains in the combined fund. Realized gains represented 0.05% of Acorn USA's net asset value per share as of March 31, 2002. Some or all of those gains could be distributed to all shareholders of the combined fund, including former Growth Fund shareholders. The distributions described in this paragraph, to the extent any are made, will be taxable to the shareholders of the respective Funds.



     Acorn USA's ability to carry forward the realized capital losses of the Growth Fund (equal to approximately $5.8 million, net of current-year gains, as of March 31, 2002) and use them to offset future gains of Acorn USA will be limited. It is expected that a significant percentage of such capital losses may become permanently unavailable for use by Acorn USA. In addition, Acorn USA's pre-merger "built-in" gains (equal to approximately $60 million as of March 31, 2002) cannot be offset by such capital losses during the five years following the Acquisition. Thus, Acorn USA's ability to take full advantage of such capital losses will depend on the extent to which it recognizes gains arising after the Acquisition. In any event, the capital losses of the Growth Fund that remain available to Acorn USA will offset capital gains accruing after the Acquisition and thus reduce distributions to a broader group of shareholders than would have been the case absent such Acquisition. Therefore, in certain circumstances, former shareholders of the Growth Fund may pay more taxes, or pay taxes sooner, than they would if the Acquisition did not occur.


     This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

THE TRUSTEES OF THE INVESTMENT TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for the Proposal


     Approval of the Agreement and Plan of Reorganization dated April 22, 2002, among the Investment Trust on behalf of the Growth Fund, the Acorn Trust on behalf of Acorn USA, and Columbia will require the affirmative vote of a majority of the shares of the Growth Fund voted. A vote of the shareholders of Acorn USA is not needed to approve the Acquisition.


                                    GENERAL

VOTING INFORMATION


     The Trustees of the Investment Trust are soliciting proxies from the shareholders of the Growth Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on June 28, 2002, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this combined Prospectus/Proxy Statement and proxy inserts are being mailed to shareholders beginning on or about May 13, 2002.


  Information About Proxies and the Conduct of the Meeting


     Solicitation of Proxies. Proxies will be solicited primarily by mailing this combined Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Growth Fund or by employees or agents of Columbia and its affiliated companies. In addition, Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $1,900.

  Voting Process

     You can vote in any one of the following ways:


     (a) By mail, by filling out and returning the enclosed proxy card;



     (b) By phone or Internet (see enclosed proxy insert for instructions); or



     (c) In person at the Meeting.


     Shareholders who owned shares on the record date, April 17, 2002, are entitled to vote at the Meeting. For each share that you hold, you are entitled to cast a number of votes equal to the net asset value of a share (or fractional share) determined at the close of business on the record date. For example, a share having a net asset value of $10.50 determined at the close of business on the record date would be entitled to 10.5 votes. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.

     Costs. The estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition to be borne by the Growth Fund and Acorn USA are approximately $31,424 and $0, respectively. Columbia is also bearing a portion of such costs. This portion to be borne by Columbia is in addition to the amounts to be borne by the Funds. In the event that the shareholders of the Growth Fund do not approve the Agreement and Plan of Reorganization or the Acquisition does not close for any reason, Columbia will bear the costs of the failed Acquisition which would otherwise have been borne by the Growth Fund and Acorn USA.

     Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Growth Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.


     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Growth Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Growth Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Growth Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. However, these shares will not be counted as having voted, and therefore they will have no effect on the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.


     Advisors' and Underwriter's Addresses. The address of the Growth Fund's investment advisor, Stein Roe & Farnham Incorporated, is One South Wacker Drive, Suite 3500, Chicago, Illinois 60606. The address of Acorn USA's investment advisor, Liberty Wanger Asset Management, L.P., is 227 Monroe Street, Suite 3000, Chicago, Illinois 60606. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

     Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of April 17, 2002, for each class of the Growth Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of the Trusts and their shareholdings in the Funds and the Trusts.

     Adjournments; Other Business. If the Growth Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Growth Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of the Growth Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Growth Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

     Shareholder Proposals at Future Meetings. Neither the Investment Trust nor the Acorn Trust holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or either Trust must be received by the relevant Fund in writing a reasonable time before the relevant Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, care of the Investment Trust or the Acorn Trust, as applicable, Attention: Secretary, One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of April 22, 2002, is by and among Liberty-Stein Roe Funds Investment Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated January 8, 1987, as amended, on behalf of the Stein Roe Small Company Growth Fund, (including Class S and Liberty Small Company Growth Fund Class A) (the "Acquired Fund"), a series of the Trust, Liberty Acorn Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated April 21, 1992, as amended, on behalf of Liberty Acorn USA (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").


     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares and Class Z shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation

          Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4. With respect to Acquisition Shares distributable pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5. As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

     2.1. For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

     2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.


     3.1. The Closing Date shall be on July 29, 2002, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.


     3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank & Trust Company, custodian for Liberty Acorn USA."

     3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

     3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1. The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended September 30, 2001, of the Acquired Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended March 31, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since March 31, 2002;

        (g) Since March 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of March 31, 2002, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquiring Fund, audited by Ernst & Young LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2001;

        (h) Since December 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Z shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares and Class Z shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3. In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4. The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1. The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2. The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;


        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares and Class Z shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;


        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph
             5.3 which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2. The Acquiring Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after September 30, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after September 30, 2001, and on or prior to the Closing Date.

     7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE
   ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.


     8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.


     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4. The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;


        (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;



        (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;



        (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;



        (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and



        (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.


     8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

     9.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.


     9.2. The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Agreement shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, fifty percent (50%) of such expenses shall be borne by the Trust, on behalf of the Acquired Fund, and fifty percent (50%) of such expenses shall be borne by Columbia; and (b) as to expenses allocable to the Acquiring Trust, on behalf of the Acquiring Fund, one hundred percent (100%) of such expenses shall be borne by Columbia.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1. This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.


       If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2002, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.


     11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.


     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty-Stein Roe Funds Investment Trust, One Financial Center, Boston, Massachusetts 02111, Attention:
Secretary, or to Liberty Acorn Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.


14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
    NON-RECOURSE.

     14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5. A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


                                          LIBERTY-STEIN ROE FUNDS
                                          INVESTMENT TRUST
                                          on behalf of Stein Roe Small
                                          Company Growth Fund


                                          By: /s/ J. KEVIN CONNAUGHTON

                                            ------------------------------------

                                          Name: J. Kevin Connaughton


                                          Title:  Treasurer


ATTEST:


/s/ RUSSELL L. KANE

--------------------------------------

Name: Russell L. Kane


Title:  Assistant Secretary


                                          LIBERTY ACORN TRUST
                                          on behalf of Liberty Acorn USA


                                          By: /s/ BRUCE H. LAUER

                                            ------------------------------------

                                          Name: Bruce H. Lauer


                                          Title:  Treasurer


ATTEST:


/s/ RUSSELL L. KANE

--------------------------------------

Name: Russell L. Kane


Title:  Assistant Secretary

                                          Solely for purposes of paragraph 9.2
                                          of the Agreement:


                                          COLUMBIA MANAGEMENT GROUP, INC.


                                          By:/s/ KEITH T. BANKS

                                            ------------------------------------

                                          Name: Keith T. Banks


                                          Title:  President



ATTEST:



/s/ ROBERT J. FITZPATRICK

--------------------------------------

Name: Robert J. Fitzpatrick


Title:  Assistant Secretary

                                                                      APPENDIX B

                                FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE GROWTH FUND

     For each class of the Growth Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of April 17, 2002, was as follows:


                                                        NUMBER OF SHARES
                                                        OUTSTANDING AND
FUND                                           CLASS    ENTITLED TO VOTE
----                                           -----    ----------------
GROWTH FUND..................................    A           2,982.9480
                                                 S       1,768,005.0330


OWNERSHIP OF SHARES

     As of April 17, 2002, the Investment Trust believes that its Trustees and officers, as a group, owned less than one percent of each class of shares of the Growth Fund and the Trust as a whole. As of April 17, 2002, the Acorn Trust believes that its Trustees and officers, as a group, owned less than one percent of Class A shares of Acorn USA and the Trust as a whole, [but owned 1.12% of the outstanding Class Z shares of the Fund]. As of April 17, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:


                                                                 NUMBER OF      PERCENTAGE OF
                                                                OUTSTANDING      OUTSTANDING
                                                                 SHARES OF        SHARES OF
FUND AND CLASS            NAME AND ADDRESS OF SHAREHOLDER       CLASS OWNED      CLASS OWNED
--------------            -------------------------------       ------------    -------------
GROWTH FUND

CLASS A.................  Donaldson Lufkin Jenrette                 938.6290        31.47%
                          Securities Corp. Inc.
                          P.O. Box 2052
                          Jersey City, NH 07303-2052

                          Donaldson Lufkin Jenrette               1,149.4360        38.53%
                          Securities Corp. Inc.
                          P.O. Box 2052
                          Jersey City, NH 07303-2052

                          Richard D Samar                           198.5770         6.66%
                          3411 School St.
                          White Hall, PA 18052-3224

                          Investors Bank & Trust IRA                647.4630        21.71%
                          Betty B. Kilpatrick
                          198 Walker Road
                          Murphy, NC 28906-8998

CLASS S.................  Keyport Life Insurance Company        485,485.1690        27.46%
                          c/o Michelle Cote
                          125 High Street
                          Boston, MA 02110-2704

                          Charles Schwab & Co. Inc.             108,745.3910         6.15%
                          Special Custody Account for the
                          Exclusive Benefit of Customers
                          Attn: Mutual Funds
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

                                                                     NUMBER OF       PERCENTAGE OF
                                                                    OUTSTANDING       OUTSTANDING
                                                                     SHARES OF         SHARES OF
FUND AND CLASS               NAME AND ADDRESS OF SHAREHOLDER        CLASS OWNED       CLASS OWNED
--------------               -------------------------------       --------------    -------------
LIBERTY ACORN USA

CLASS A....................  Charles Schwab & Co. Inc.               273,682.8680        14.51%
                             Special Custody Account for the
                             Exclusive Benefit of Customers
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco, CA 94104-4122

CLASS C....................  Merrill Lynch Pierce Fenner &            68,697.8080         6.07%
                             Smith
                             For the Sole Benefit of its
                             Customers
                             Attn: Fund Administration
                             4800 Deer Lake Dr. E. 2nd Fl.
                             Jacksonville, FL 32246-6484

CLASS Z....................  Charles Schwab & Co. Inc.             2,413,149.6180        17.86%
                             Custody Account for the Benefit
                             of our Customers
                             Attn: Mutual Fund Dept.
                             101 Montgomery Street
                             San Francisco, CA 94104-4122

                             National Financial Services Corp.       763,025.4460         5.65%
                             Cust. for the Exclusive Benefit
                             of our Customers
                             One World Financial Center
                             200 Liberty Street
                             New York, NY 10281-1003

                             Vanguard Fiduciary Trust Company      1,010,530.3370         7.48%
                             Liberty Acorn USA
                             P.O. Box 2600
                             Valley Forge, PA 19482-2600


OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

     As of April 17, 2002, the shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund would own the following percentage of Acorn USA upon consummation of the Acquisition:


                                                                        PERCENTAGE OF OUTSTANDING
                                                                       SHARES OF CLASS OWNED UPON
FUND AND CLASS                NAME AND ADDRESS OF SHAREHOLDER          CONSUMMATION OF ACQUISITION
--------------                -------------------------------          ---------------------------
GROWTH FUND

CLASS A..............    Donaldson Lufkin Jenrette
                         Securities Corp. Inc.
                         P.O. Box 2052
                         Jersey City, NH 07303-2052

                         Richard D Samar
                         3411 School St.
                         White Hall, PA 18052-3224

                         Investors Bank & Trust IRA
                         Betty B. Kilpatrick
                         198 Walker Road
                         Murphy, NC 28906-8998

                                                                        PERCENTAGE OF OUTSTANDING
                                                                       SHARES OF CLASS OWNED UPON
FUND AND CLASS                NAME AND ADDRESS OF SHAREHOLDER          CONSUMMATION OF ACQUISITION
--------------                -------------------------------          ---------------------------
CLASS S..............    Keyport Life Insurance Company
                         c/o Michelle Cote
                         125 High Street
                         Boston, MA 02110-2704

                         Charles Schwab & Co. Inc.
                         Special Custody Account for the
                         Exclusive Benefit of Customers
                         Attn: Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA 94104-4122

LIBERTY ACORN USA

CLASS A..............    Charles Schwab & Co. Inc.
                         Special Custody Account for the
                         Exclusive Benefit of Customers
                         Attn: Mutual Funds
                         101 Montgomery St.
                         San Francisco, CA 94104-4122

CLASS C..............    Merrill Lynch Pierce Fenner & Smith
                         For the Sole Benefit of its Customers
                         Attn: Fund Administration
                         4800 Deer Lake Dr. E. 2nd Fl.
                         Jacksonville, FL 32246-6484

CLASS Z..............    Charles Schwab & Co. Inc.
                         Custody Account for the Benefit of our
                         Customers
                         Attn: Mutual Fund Dept.
                         101 Montgomery Street
                         San Francisco, CA 94104-4122

                         National Financial Services Corp.
                         Cust. for the Exclusive Benefit
                         of our Customers
                         One World Financial Center
                         200 Liberty Street
                         New York, NY 10281-1003

                         Vanguard Fiduciary Trust Company
                         Liberty Acorn USA
                         P.O. Box 2600
                         Valley Forge, PA 19482-2600

                                                                      APPENDIX C

                                 CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of each of the Growth Fund and Acorn USA as of February 28, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Growth Fund by Acorn USA at net asset value as of that date.

                                                                                      ACORN USA
                                                                    PRO FORMA         PRO FORMA
                                     GROWTH FUND    ACORN USA      ADJUSTMENTS       COMBINED(1)
                                     -----------   ------------   -------------      ------------
Class A
Net asset value....................  $     2,722   $ 27,974,601   $          (4)(2)  $ 27,977,319
Shares outstanding.................          244      1,636,564             (85)        1,636,723
Net asset value per share..........  $     11.16   $      17.09                      $      17.09

Class S
Net asset value....................  $19,554,068                  $ (19,554,068)(3)
Shares outstanding.................    1,742,670                     (1,742,670)(3)
Net asset value per share..........  $     11.22

Class Z
Net asset value....................                $231,291,990   $  19,522,648(2)(4) $250,814,638(4)
Shares outstanding.................                  13,498,526       1,139,676(4)     14,638,202(4)
Net asset value per share..........                $      17.13                      $      17.13

---------------
(1) Assumes the Acquisition was consummated on February 28, 2002, and is for information purposes only. No assurance can be given as to how many shares of Acorn USA will be received by the shareholders of the Growth Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of Acorn USA that actually will be received on or after such date.

(2) Adjustments reflect estimated one-time proxy, accounting, legal and other costs of the reorganization of $31,424 and $0 to be borne by the Growth Fund and Acorn USA, respectively.

(3) Class S shareholders of the Growth Fund will receive Class Z shares of Acorn USA on the date of the Acquisition.

(4) Includes net asset value attributable to, and shares outstanding of, the Class S shares of the Growth Fund.

                                                                      APPENDIX D

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                            AS OF DECEMBER 31, 2001
                               LIBERTY ACORN USA

CLASS A, B AND C SHARES

  Liberty Acorn USA In a Nutshell

     Liberty Acorn USA ended the year up 18.65% (Class A shares, without sales charge), strongly outperforming the Russell 2000's 2.49% gain for the year. While it was an outstanding year for the Fund, the fourth quarter was not as good as the benchmark. Several stocks that had powered gains early in the year fell back in the last quarter. The Fund was up 12.31% in the quarter while the Russell 2000 gained 21.09%.

     The year's outperformance can be largely attributed to a strong showing from technology stocks. Our tech stocks increased roughly 30% in 2001 vs. the Russell 2000 tech component, which fell 21%. JDA Software, a software and services provider for retailers (see box for more on this stock), was up 71% for the 12 months. Micros Systems, a provider of hotel and restaurant software and systems, increased 38%. The hospitality industry was stunned by the September 11 atrocities. The industry is now recovering and Micros Systems ended up with a good gain for the year. Health claim and credit card processors NDCHealth (formerly, National Data) and Global Payments had strong years. These stocks tend to move with the technology sector and benefit from having strong recurring revenues.

     September 11 caused most stocks to drop sharply. One exception was Wackenhut, a security company that more than doubled in 2001 as the nation's heightened emphasis on security fueled interest in the stock. ITT Educational Services ended the year up 68%, overcoming news of competitor DeVry's missed earnings. AmeriCredit was strong in the first half of the year but weakened in the second half, as the market grew nervous about the prospects for sub-prime lenders in a weak economy. The stock finished the year up 16%. We believe AmeriCredit remains attractively valued and the credit quality fears are overblown.

     On the downside for the year: Tektronix, a manufacturer of analytical instruments, fell in half as its main customer base, the semiconductor industry, had its own problems. We sold out of the stock in the third quarter. Novoste, a developer of radiated stents used in heart surgery, declined as drug-coated stents stole market share. Jason Selch, our energy analyst, was onto the problems at Enron but liked Dynegy, a competitor of Enron's in the energy trading business. Even though Dynegy did not engage in funny-money accounting, the stock suffered collateral damage when Enron collapsed. The end for Enron leaves Dynegy as the major player in the energy trading business.

     Liberty Acorn USA, like our other funds, invests for the long term. We don't try to jump in and out of the latest hot sector. Looking at companies one at a time, paying close attention to valuations, allowed us to do well in technology even though tech had a down year.

                                          /s/ ROBERT A. MOHN
                                          --------------------------------------
                                          Robert A. Mohn
                                          Lead Portfolio Manager

  JDA Software Soared

     JDA Software provides systems used by retailers that help with such things as merchandising, purchasing and warehousing. It is the leading systems provider for the roughly 3,000 retailers in the $100 million to $5 billion annual revenue range. In recent years, JDA Software has purchased companies with expertise in merchandising, space planning and inventory optimization -- great additional services to offer its existing customer base. We started building a position in the stock in early 2000 when, despite its strong business fundamentals and healthy balance sheet, the stock was ignored because it was not an Internet play. As the tech sector lurched through 2000, we took advantage of further slides in price to add to the Fund's position. By the end of 2001, we had more than doubled our average investment.
------------------------

     Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

     As of 12/31/01, the Fund's positions in the holdings mentioned were: JDA Software, 4.4%; Micros Systems, 4.6%; NDCHealth, 3.2%; Global Payments, 2.5%; ITT Educational Services, 4.2%; Wackenhut, 2.8%; AmeriCredit, 6.0%; Novoste, 1.0%; Dynegy, 0.7%.

  Liberty Acorn USA At a Glance
                                                            Ticker Symbol: LAUAX

     Pretax and After-tax Average Annual Total Returns (Based on Class A share returns) Through December 31, 2001

                                                                                         LIFE OF
                                                                    1 YEAR    5 YEARS     FUND
                                                                    ------    -------    -------
Returns before taxes.......................................  NAV    18.65%     13.18%     15.59%
                                                             POP    11.83      11.84      14.31
Returns after taxes on distributions.......................  NAV    18.42      12.06      14.52
                                                             POP    11.61      10.75      13.26
Returns after taxes on distributions and sale of fund
  shares...................................................  NAV    11.52      10.66      12.81
                                                             POP     7.36       9.51      11.69
Russell 2000 (pretax)......................................          2.49       7.52       8.79

     Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

     Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

LIBERTY ACORN USA PORTFOLIO DIVERSIFICATION

                 as a % of net assets, as of December 31, 2001
[PIE CHART]

INFORMATION                                                                      33.6
-----------                                                                      ----
Industrial Goods/Services                                                         7.20
Energy/Minerals                                                                   7.80
Health Care                                                                      17.60
Consumer Goods/Services                                                          11.40
Finance                                                                          10.30
Other*                                                                           12.10

---------------
* Other includes cash and other assets less liabilities of 7.4%.

THE VALUE OF A $10,000 INVESTMENT IN LIBERTY ACORN USA
September 4, 1996 through December 31, 2001

     Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 9/4/96, but until 10/16/00, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/00 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between the Class A, B, and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

     The Russell 2000 is a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Index performance from 8/31/96. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

     Total Net Assets: $290.7 million

                                                      CLASS A    CLASS B    CLASS C    CLASS Z
                                                      -------    -------    -------    -------
Without sales charge................................  $21,631    $21,483    $21,483    $21,770
With sales charge...................................  $20,387    $21,383    $21,483        N/A

[LINE GRAPH]

                                                     CLASS A AT NAV         CLASS A WITH SALES CHARGE      RUSSELL 2000 INDEX
                                                     --------------         -------------------------      ------------------
1996                                                    11649.30                    10979.50                    10931.60
1997                                                    15413.40                    14527.10                    13376.90
1998                                                    16307.70                    15370.00                    13034.10
1999                                                    20060.50                    18907.00                    15805.10
2000                                                    18231.50                    17183.20                    15326.20
2001                                                    21631.20                    20387.40                    15707.50

Liberty Acorn USA -- A at NAV...............................  $21,631
Liberty Acorn USA -- A with sales charge....................  $20,387
Russell 2000................................................  $15,708

LIBERTY ACORN USA TOP 10 HOLDINGS

 1.  AmeriCredit.................................................  6.0%
     Auto Lending
 2.  Micros Systems..............................................  4.6%
     Information Systems for Restaurants & Hotels
 3.  JDA Software................................................  4.4%
     Applications/Software & Services for Retailers
 4.  ITT Educational Services....................................  4.2%
     Technology-oriented Post-secondary Degree Programs
 5.  Conectiv....................................................  4.2%
     Electric Utility in New Jersey, Delaware & Maryland
 6.  Telephone and Data Systems..................................  3.2%
     Cellular & Telephone Services
 7.  NDCHealth...................................................  3.2%
     Health Claims Processing & Drug Marketing Services
 8.  Wackenhut...................................................  2.8%
     Prison Management
 9.  Salem Communications........................................  2.6%
     Radio Stations for Religious Programming
10.  Edwards Lifesciences........................................  2.6%
     Heart Valves

     The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

CLASS Z SHARES

  Liberty Acorn USA In a Nutshell

     Liberty Acorn USA ended the year up 19.25%, strongly outperforming the Russell 2000's 2.49% gain for the year. While it was an outstanding year for the Fund, the fourth quarter was not as good as the benchmark. Several stocks that had powered gains early in the year fell back in the last quarter. The Fund was up 12.53% in the quarter while the Russell 2000 gained 21.09%.

     The year's outperformance can be largely attributed to a strong showing from technology stocks. Our tech stocks increased roughly 30% in 2001 vs. the Russell 2000 tech component, which fell 21%. JDA Software, a software and services provider for retailers (see box for more on this stock), was up 71% for the 12 months. Micros Systems, a provider of hotel and restaurant software and systems, increased 38%. The hospitality industry was stunned by the September 11 atrocities. The industry is now recovering and Micros Systems ended up with a good gain for the year. Health claim and credit card processors NDCHealth (formerly, National Data) and Global Payments had strong years. These stocks tend to move with the technology sector and benefit from having strong recurring revenues.

     September 11 caused most stocks to drop sharply. One exception was Wackenhut, a security company that more than doubled in 2001 as the nation's heightened emphasis on security fueled interest in the stock. ITT Educational Services ended the year up 68%, overcoming news of competitor DeVry's missed earnings. AmeriCredit was strong in the first half of the year but weakened in the second half, as the market grew nervous about the prospects for sub-prime lenders in a weak economy. The stock finished the year up 16%. We believe AmeriCredit remains attractively valued and the credit quality fears are overblown.

     On the downside for the year: Tektronix, a manufacturer of analytical instruments, fell in half as its main customer base, the semiconductor industry, had its own problems. We sold out of the stock in the third quarter. Novoste, a developer of radiated stents used in heart surgery, declined as drug-coated stents stole market share. Jason Selch, our energy analyst, was onto the problems at Enron but liked Dynegy, a competitor of Enron's in the energy trading business. Even though Dynegy did not engage in funny-money accounting, the stock suffered collateral damage when Enron collapsed. The end for Enron leaves Dynegy as the major player in the energy trading business.

     Liberty Acorn USA, like our other funds, invests for the long term. We don't try to jump in and out of the latest hot sector. Looking at companies one at a time, paying close attention to valuations, allowed us to do well in technology even though tech had a down year.

                                          /s/ ROBERT A. MOHN
                                          --------------------------------------
                                          Robert A. Mohn
                                          Lead Portfolio Manager

  JDA Software Soared

     JDA Software provides systems used by retailers that help with such things as merchandising, purchasing and warehousing. It is the leading systems provider for the roughly 3,000 retailers in the $100 million to $5 billion annual revenue range. In recent years, JDA Software has purchased companies with expertise in merchandising, space planning and inventory optimization -- great additional services to offer its existing customer base. We started building a position in the stock in early 2000 when, despite its strong business fundamentals and healthy balance sheet, the stock was ignored because it was not an Internet play. As the tech sector lurched through 2000, we took advantage of further slides in price to add to the Fund's position. By the end of 2001, we had more than doubled our average investment.
------------------------
     Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

     As of 12/31/01, the Fund's positions in the holdings mentioned were: JDA Software, 4.4%; Micros Systems, 4.6%; NDCHealth, 3.2%; Global Payments, 2.5%; ITT Educational Services, 4.2%; Wackenhut, 2.8%; AmeriCredit, 6.0%; Novoste, 1.0%; Dynegy, 0.7%.

  Liberty Acorn USA At a Glance
                                                            Ticker Symbol: AUSAX

     Pretax and After-tax Average Annual Total Returns (Class Z) through December 31, 2001

                                                                                   LIFE OF
                                                              1 YEAR    5 YEARS     FUND
                                                              ------    -------    -------
Returns before taxes........................................  19.25%     13.32%     15.73%
Returns after taxes on distributions........................  18.77      12.16      14.62
Returns after taxes on distributions and sale of fund
  shares....................................................  11.88      10.75      12.90
Russell 2000 (pretax).......................................   2.49       7.52       8.79

     Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

     Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

LIBERTY ACORN USA PORTFOLIO DIVERSIFICATION

                 as a % of net assets, as of December 31, 2001
[PIE CHART]

INFORMATION                                                                      33.6
-----------                                                                      ----
Industrial Goods/Services                                                         7.20
Energy/Minerals                                                                   7.80
Health Care                                                                      17.60
Consumer Goods/Services                                                          11.40
Finance                                                                          10.30
Other*                                                                           12.10

---------------
* Other includes cash and other assets less liabilities of 7.4%.

THE VALUE OF A $10,000 INVESTMENT IN LIBERTY ACORN USA
September 4, 1996 through December 31, 2001

     This graph compares the results of $10, 000 invested in Liberty Acorn USA on September 4, 1996 (the date Fund shares were first offered to the public) to the Russell 2000 Index. The Russell 2000 is a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Visit libertyfunds.com for daily updates.

LIBERTY ACORN USA NAV AS OF 12/31/01: $17.52

     Total Net Assets: $290.7 million
[LINE GRAPH]

                                                                     ACORN LIBERTY USA                     RUSSELL 2000
                                                                     -----------------                     ------------
1996                                                                      11650.00                           10989.90
1997                                                                      15413.00                           13336.20
1998                                                                      16305.10                           12996.70
1999                                                                      20059.00                           15759.40
2000                                                                      18255.20                           15283.30
2001                                                                      21770.20                           15663.20

AVERAGE ANNUAL TOTAL RETURN

1 YEAR   5 YEARS   LIFE OF FUND
------   -------   ------------
19.25%    13.32%       15.73%

Liberty Acorn USA  $21,770                                 Russell 2000  $15,663

LIBERTY ACORN USA TOP 10 HOLDINGS

 1.  AmeriCredit.................................................  6.0%
     Auto Lending
 2.  Micros Systems..............................................  4.6%
     Information Systems for Restaurants & Hotels
 3.  JDA Software................................................  4.4%
     Applications/Software & Services for Retailers
 4.  ITT Educational Services....................................  4.2%
     Technology-oriented Post-secondary Degree Programs
 5.  Conectiv....................................................  4.2%
     Electric Utility in New Jersey, Delaware & Maryland
 6.  Telephone and Data Systems..................................  3.2%
     Cellular & Telephone Services
 7.  NDCHealth...................................................  3.2%
     Health Claims Processing & Drug Marketing Services
 8.  Wackenhut...................................................  2.8%
     Prison Management
 9.  Salem Communications........................................  2.6%
     Radio Stations for Religious Programming
10.  Edwards Lifesciences........................................  2.6%
     Heart Valves

     The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

                             LIBERTY ACORN TRUST

                              LIBERTY ACORN USA

                                  FORM N-14
                                    PART B

                     STATEMENT OF ADDITIONAL INFORMATION

                               May [___], 2002

      This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Stein Roe Small Company Growth Fund (the "Acquired Fund"), a series of Liberty-Stein Roe Funds Investment Trust, by the Liberty Acorn USA Fund (the "Acquiring Fund"), a series of Liberty Acorn Trust.

      This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated May [___], 2002 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

      This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

                              Table of Contents

I.  Additional Information about the Acquiring Fund
    and the Acquired Fund .........................     2

II. Financial Statements ..........................     2


I.  Additional Information about the Acquiring Fund and the Acquired Fund.

      Attached hereto as Appendix A is the Statement of Additional Information for the Acquiring Fund dated May 1, 2002.

II.   Financial Statements.

      This SAI is accompanied by the Annual Report for the year ended December 31, 2001, of the Acquiring Fund, which report contains historical financial information regarding such Fund. Such report has been filed with the Securities and Exchange Commission and is incorporated herein by reference.


      In accordance with Instruction 2 to Item 14 of Form N-14, no pro forma financial statements are required because the net asset value of the Acquired Fund does not exceed 10% of the net asset value of the Acquiring Fund as of April 23, 2002.

                                  Appendix A



                              LIBERTY ACORN TRUST
                      Statement of Additional Information
                                  May 1, 2002

                               LIBERTY ACORN TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2002

This Statement of Additional Information ("SAI") contains information which may be useful to investors but which is not included in the Prospectuses of Liberty Acorn Trust ("Liberty Acorn" or "Trust"). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Trust dated May 1, 2002. This SAI should be read together with a Prospectus of the Trust. Investors may obtain a free copy of a Prospectus from Liberty Funds Distributor, Inc. ("LFD"), One Financial Center, Boston, MA 02111-2621.

TABLE OF CONTENTS

                                                                          Page

Definitions                                                                 1
Organization and History                                                    1
Investment Policies                                                         1
Portfolio Turnover                                                          6
Additional Information Concerning Investment Practices                      6
Taxes - General                                                            15
Management of the Trust                                                    19
Liberty Acorn Charges and Expenses                                         28
Code of Ethics                                                             34
Custodian                                                                  35
Independent Auditors                                                       35
Determination of Net Asset Value                                           35
How to Buy Shares                                                          35
Special Purchase Programs/Investor Services                                36
Programs for Reducing or Eliminating Sales Charges                         37
How to Sell Shares                                                         39
How to Exchange Shares                                                     40
Suspension of Redemptions                                                  41
Shareholder Liability                                                      41
Shareholder Meetings                                                       41
Performance Measures and Information                                       41
Appendix I - Description of Bond Ratings                                   50

                                     PART 1
                               LIBERTY ACORN TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2002

DEFINITIONS

       "Trust"     Liberty Acorn Trust
       "Funds"     Liberty Acorn Fund, Liberty Acorn International, Liberty
                   Acorn USA, Liberty Acorn Twenty and Liberty Acorn Foreign
                   Forty
       "Advisor"   Liberty Wanger Asset Management, L.P., the Fund's investment advisor and administrator
       "LFD"       Liberty Funds Distributor, Inc., the Fund's distributor
       "LFS"       Liberty Funds Services, Inc., the Fund's investor services and transfer agent
       "CDSC"      Contingent Deferred Sales Charge
       "FSF"       Financial Service Firm

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1992 as successor to The Acorn Fund, Inc., which became the Acorn Fund series of the Trust. The Funds are series of the Trust, and each Fund is an open-end, management investment company. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by Fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting.

The Trust changed its name from "Acorn Investment Trust" to its current name on September 29, 2000. On that date, the Funds also changed their names from "Acorn Fund," "Acorn International," "Acorn USA," "Acorn Twenty" and "Acorn Foreign Forty" to their current names.

INVESTMENT POLICIES

LIBERTY ACORN FUND, LIBERTY ACORN INTERNATIONAL, LIBERTY ACORN USA, LIBERTY ACORN TWENTY and LIBERTY ACORN FOREIGN FORTY invest with the objective of long-term growth of capital. The Funds are not designed for investors seeking primarily income rather than capital appreciation. The Funds are not, alone or together, a balanced investment program, and there can be no assurance that any of the Funds will achieve its investment objective.

The Funds are subject to the following fundamental investment policies, which may not be changed without the affirmative vote of a majority of that Fund's outstanding voting securities. The Investment Company Act of 1940 ("Act") provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

LIBERTY ACORN FUND will not:

1. Invest more than 5% of its assets (valued at time of investment) in securities of any one issuer, except in government obligations;

2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

4. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the fund's assets at the time of borrowing, and (b) in connection with transactions in options and in securities index futures [the fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets];

6. Pledge, mortgage or hypothecate its assets, except in connection with permitted borrowings;

7. Underwrite the distribution of securities of other issuers; however the fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the fund could be regarded as an underwriter as defined by that act with respect to such resale; but the fund will limit its total investment in restricted securities and in other securities for which there is no ready market to not more than 10% of its total assets at the time of acquisition;

8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

9. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

10. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

11. Sell securities short or maintain a short position, except short sales against-the-box;

12. Participate in a joint or on a joint or several basis in any trading account in securities;

13. Invest in companies for the purpose of management or the exercise of control;

14. Issue any senior security except to the extent permitted under the Investment Company Act of 1940;

15. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).

LIBERTY ACORN INTERNATIONAL will not:
1. With respect to 75% of the value of the fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

4. Make loans, but this restriction shall not prevent the fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures. [The fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.];

6. Underwrite the distribution of securities of other issuers; however the fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the fund could be regarded as an underwriter as defined by that act with respect to such resale; but the fund will limit its total investment in restricted securities and in other securities for which there is no ready market, including repurchase agreements maturing in more than seven days, to not more than 15% of its total assets at the time of acquisition;

7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

10. Sell securities short or maintain a short position, except short sales against-the-box.

11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

LIBERTY ACORN USA will not:

1. With respect to 75% of the value of the Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government securities;

4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

6. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;


10. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Neither LIBERTY ACORN TWENTY nor LIBERTY ACORN FOREIGN FORTY will:


1. With respect to 75% of the value of the Fund's total assets, invest more than 5% of its total assets (valued at the time of investment) in securities is of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities [this restriction applies only to LIBERTY ACORN FOREIGN FORTY];

2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. With respect to 50% of the value of the Fund's total assets, purchase the securities of any issuer (other than cash items and U.S. government securities and securities of other investment companies) if such purchase would cause the Fund's holdings of that issuer to exceed 5% of the Fund's total assets;

4. Invest more than 25% of its total assets in a single issuer (other than U.S. government securities);

5. Invest more than 25% of its total assets in the securities of companies in a single industry (excluding U.S. government securities);

6. Make loans, but this restriction shall not prevent the Fund from (a) investing in debt securities, (b) investing in repurchase agreements, or
     (c) lending its portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

7. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

8. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

9. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

10. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

11. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

12. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

As non-fundamental investment policies which may be changed without a shareholder vote, each Fund may not:


a. Under normal circumstances, invest less than 80% of its net assets (plus any borrowings for investment purposes) in the securities of foreign companies based in developed markets outside the U.S. [this restriction applies only to LIBERTY ACORN FOREIGN FORTY, which will notify shareholders at least 60 days prior to any change in this policy];

b. Under normal circumstances, invest less than 80% of its net assets (plus any borrowings for investment purposes) in domestic securities [this restriction applies only to LIBERTY ACORN USA], which will notify shareholders at least 60 days prior to any change in this policy];


c. Acquire securities of other registered investment companies except in compliance with the Investment Company Act of 1940;

d. Invest more than 33% of its total assets (valued at time of investment) in securities of foreign issuers [this restriction applies only to LIBERTY ACORN FUND];

e. Invest more than 15% of its total assets in the securities of foreign issuers [this restriction applies only to LIBERTY ACORN TWENTY];

f. Invest more than 10% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, not including securities represented by American Depository Receipts [this restriction applies only to LIBERTY ACORN USA];

g. Invest more than 15% of its total assets in securities of United States issuers, under normal market conditions [this restriction applies only to LIBERTY ACORN FOREIGN FORTY];

h. Invest in companies for the purpose of management or the exercise of control;

i. Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures;

j. Invest more than 10% of its total assets (valued at the time of investment) in restricted securities [this restriction applies only to LIBERTY ACORN FUND, LIBERTY ACORN INTERNATIONAL and LIBERTY ACORN USA];

k. Invest more than 15% of its net assets (valued at time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days; and

l. Make short sales of securities unless the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities.

Notwithstanding the foregoing investment restrictions, LIBERTY ACORN INTERNATIONAL, LIBERTY ACORN USA, LIBERTY ACORN TWENTY and LIBERTY ACORN FOREIGN FORTY may purchase securities pursuant to the exercise of subscription rights, provided that, in the case of LIBERTY ACORN INTERNATIONAL and LIBERTY ACORN USA, such purchase will not result in either Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of LIBERTY ACORN INTERNATIONAL'S portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising its rights.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act's diversification requirement, an issuer is the entity whose revenues support the security.

PORTFOLIO TURNOVER

High portfolio turnover may cause a Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Fund. Under normal conditions, the portfolio turnover rates of LIBERTY ACORN FUND, and LIBERTY ACORN USA are expected to be below about 50%. The portfolio turnover rate, under normal conditions, for LIBERTY ACORN INTERNATIONAL is expected to be below 75%. The portfolio turnover rate, under normal conditions, of LIBERTY ACORN FOREIGN FORTY is likely to be greater than 50% but, under normal market conditions, is expected to be no more than about 100%. The portfolio turnover rate of LIBERTY ACORN TWENTY is not likely to be greater than 125% under normal market conditions.

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT PRACTICES

Additional information concerning certain of the Funds' investments and investment practices is set forth below.

COMMON STOCKS

The Funds invest mostly in common stocks, which represent an equity interest (ownership) in a corporation. This ownership interest often gives the Funds the right to vote on measures affecting the company's organization and operations. The Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks. Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period. Under normal conditions, the Funds' common stock investments (as a percent of total assets) are allocated as follows:


                                     U.S.                 FOREIGN
                                     COMPANIES            COMPANIES
FUND                                 MAXIMUM              MAXIMUM
Liberty Acorn Fund                   no limit             up to 33%
Liberty Acorn International          up to 25%            no limit
Liberty Acorn USA                    no limit             up to 10%
Liberty Acorn Twenty                 no limit             up to 15%
Liberty Acorn Foreign Forty          up to 15%            no limit


Liberty Acorn Twenty usually limits its investments in foreign companies to those whose operations are primarily in the U.S. Liberty Acorn Foreign Forty usually limits its investments in U.S. companies to those whose operations are primarily overseas. See also the discussion of foreign securities below.

DIVERSIFICATION

Diversification is a means of reducing risk by investing in a broad range of stocks or other securities. Because LIBERTY ACORN TWENTY is non-diversified, it has the ability to take larger positions in a smaller number of issuers. The appreciation or depreciation of a single stock may have a greater impact on the NAV of a non-diversified fund, because it is likely to have a greater percentage of its assets invested in that stock. As a result, the share price of LIBERTY ACORN TWENTY can be expected to fluctuate more than that of broadly diversified Funds investing in similar securities. Because it is non-diversified, LIBERTY ACORN TWENTY is not subject to the limitations under the Act in the percentage of its assets that it may invest in any one issuer. The

Fund, however, intends to comply with the diversification standards for regulated investment companies under Subchapter M of the Internal Revenue Code (summarized above under "Investment Policies").

Although Liberty Acorn Foreign Forty was previously registered as a non-diversified fund, its investments remained diversified through November 23, 2001 (three years after it began operations). As a result, the Fund lost the ability to invest in a non-diversified manner and is now considered a diversified fund. Liberty Acorn Foreign Forty will not be able to become non-diversified unless it seeks and obtains the approval of the holders of a "majority of its outstanding voting securities," as defined in the Act.

FOREIGN SECURITIES

The Funds invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. As noted above, under normal market conditions, each Fund may invest in foreign securities (as a percentage of total assets) as set forth below:


                                         FOREIGN
                                         COMPANIES
FUND                                     MAXIMUM
Liberty Acorn Fund                       up to 33%
Liberty Acorn International              no limit
Liberty Acorn USA                        up to 10%
Liberty Acorn Twenty                     up to 15%
Liberty Acorn Foreign Forty              no limit


LIBERTY ACORN FOREIGN FORTY invests primarily in developed countries but may invest up to 15% of its total assets in securities of companies with broad international interests that are domiciled in the United States or in countries considered "emerging markets," if the operations of those companies are located primarily in developed overseas markets. The Funds use the terms "developed markets" and "emerging markets" as those terms are defined by the International Financial Corporation, a member of the World Bank Group ("IFC"). "Emerging markets" as used by the Fund includes markets designated "frontier markets" by the IFC. LIBERTY ACORN FOREIGN FORTY does not intend to invest more than 5% of its total assets in those countries included in the "emerging markets" or "frontier markets" categories.

LIBERTY ACORN TWENTY usually limits its investments in foreign companies to those whose operations are primarily in the U.S.

The Funds may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs trade in both U.S. and non-U.S. markets. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Funds may invest in both "sponsored" and "unsponsored" depositary receipts. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Therefore, in the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored depositary receipt. None of the Funds expects to invest 5% or more of its total assets in unsponsored depositary receipts.

The Funds' investment performance is affected by the strength or weakness of the U.S. dollar against the currencies of the foreign markets in which its securities trade or in which they are denominated. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions.")

CURRENCY EXCHANGE TRANSACTIONS

The Funds may enter into currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which the Funds may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of a forward contract with respect to specific payables or receivables of a fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. The Funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Advisor may aggregate such positions as to the currency hedged.

If a Fund enters into a forward contract hedging an anticipated purchase of portfolio securities, assets of that Fund having a value at least as great as the Fund's commitment under such forward contract will be segregated on the books of the Fund while the contract is outstanding.

At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency that Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, that Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

SYNTHETIC FOREIGN MONEY MARKET POSITIONS. The Funds may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Funds may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency (generally U.S. dollars) and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign money market instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the Funds' investment limits.

OTC DERIVATIVES. The Funds may buy and sell over-the-counter ("OTC") derivatives. Unlike exchange-traded derivatives, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC derivatives (derivatives not traded on exchanges) generally are established through negotiation with the other party to the contract. While this type of arrangement allows a Fund greater flexibility to tailor an instrument to its needs, OTC derivatives generally involve greater credit risk than exchange-traded derivatives, which are guaranteed by the clearing organization of the exchanges where they are traded. Each Fund will limit its investments so that no more than 5% of its total assets will be placed at risk in the use of OTC derivatives. See "Illiquid and Restricted Securities" below for more information on the risks associated with investing in OTC derivatives.

RISKS ASSOCIATED WITH OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a Fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

If trading were suspended in an option purchased or written by one of the Funds, that Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may use interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index (1) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index; the Value Line

----------------
1 A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

Composite Index; the Russell 2000 Index; and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds; U.S. Treasury notes; Eurodollar certificates of deposit; and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

To the extent required by regulatory authorities having jurisdiction over the Funds, the Funds will limit their use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against fluctuations in the general level of stock prices, anticipated changes in interest rates, or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. The Fund's hedging may include sales of futures contracts as an offset against the effect of expected declines in stock prices or currency exchange rates or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or currency exchange rates or declines in interest rates. Although other techniques could be used to reduce the Funds' exposure to stock price, interest rate, and currency fluctuations, the Funds may be able to hedge their exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The success of any hedging technique depends on Liberty WAM's ability to correctly predict changes in the level and direction of stock prices, interest rates, currency exchange rates, and other factors. Should those predictions be incorrect, a Fund's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, Liberty WAM might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian or broker a specified amount of cash or U.S. government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded; however, the margin requirement may be modified during the term of the contract, and the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between that Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value ("NAV"), the Funds will mark-to-market their open futures positions.

The Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts they write. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Funds.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. Conversely, if an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options, and the related securities, including technical influences in futures and futures options trading and differences between the Funds' investments being hedged and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund's portfolio. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES. A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," (2) would exceed 5% of the Fund's total assets.

When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian or broker readily-marketable securities having a fair market value (including any margin) at least equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian or broker readily-marketable securities having a fair market value (including any margin) at least equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

A Fund may not maintain open short positions in futures contracts, call options written on futures contracts, or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool," the "underlying commodity value" of each long position in a commodity contract in which a Fund invests will not at any time exceed the sum of:

-----------------
2 A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     (1) the value of short-term U.S. debt obligations or other U.S. dollar denominated high-quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract;

     (2)  unrealized appreciation on the contract held by the broker; and

     (3)  cash proceeds from existing investments due in not more than 30 days.

         "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

SWAP AGREEMENTS. A swap agreement is generally individually negotiated and structured to include exposure to one or more of a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a Fund's exposure to changes in the value of an index of securities in which the Fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. A Fund may enter into any form of swap agreement if the Advisor determines it is consistent with that Fund's investment objective and policies, but each Fund will limit its use of swap agreements so that no more than 5% of its total assets will be invested in such agreements.

A swap agreement tends to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase that Fund's exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a Fund's investments and its NAV.

The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, that Fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. The Advisor expects to be able to eliminate a Fund's exposure under any swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

A Fund will segregate assets to cover its current obligations under a swap agreement. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of that Fund's accumulated obligations under the swap agreement over the accumulated amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of that Fund's accumulated obligations under the agreement.

SHORT SALES AGAINST THE BOX

Each Fund may make short sales of securities if, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. This technique is called selling short "against the box." Although permitted by its investment restrictions, the Funds do not currently intend to sell securities short.

In a short sale against the box, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Funds will incur transaction costs in connection with short sales.

In addition to enabling the Funds to hedge against market risk, short sales may afford a Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

The Taxpayer Relief Act of 1997 imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales.

DEBT SECURITIES

The Funds may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds"), and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by the Funds or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that LIBERTY ACORN INTERNATIONAL may not invest more than 20% of its assets in securities rated below investment grade or considered by the Advisor to be of comparable credit quality. Neither LIBERTY ACORN FUND nor LIBERTY ACORN INTERNATIONAL expects to invest more than 5% of its net assets in such securities during the current fiscal year. Each of LIBERTY ACORN USA, LIBERTY ACORN TWENTY AND LIBERTY ACORN FOREIGN FORTY do not intend to invest more than 20% of their total assets in debt securities nor more than 5% of their total assets in securities rated at or lower than the lowest investment grade.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, the junk bond market may be severely disrupted, and issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions. A more complete description of the characteristics of bonds in each ratings category is included in Appendix I to this SAI.

ILLIQUID AND RESTRICTED SECURITIES

The Funds may not invest in illiquid securities, if as a result they would comprise more than 15% of the value of the net assets of the Fund. An illiquid security generally is one that cannot be sold in the ordinary course of business within seven days at substantially the value assigned to it in calculations of a Fund's net asset value. Repurchase agreements maturing in more than seven days, OTC derivatives and restricted securities are generally illiquid; other types of investments may also be illiquid from time to time. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, that Fund will take appropriate steps to protect liquidity. Illiquid securities are priced at a fair value determined in good faith by the board of trustees or its delegate.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at a fair value as determined in good faith by the board of trustees. Neither LIBERTY ACORN FUND, LIBERTY ACORN INTERNATIONAL nor LIBERTY ACORN USA will invest more than 10% of its total assets (valued at the time of investment) in restricted securities.

Notwithstanding the above, a Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the board of trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction of investing no more than 10% (for LIBERTY ACORN FUND) or 15% (for LIBERTY ACORN INTERNATIONAL, LIBERTY ACORN USA, LIBERTY ACORN TWENTY and LIBERTY ACORN FOREIGN FORTY) of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds' holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that a Fund does not invest more than the specified percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers the Advisor believes present minimal credit risks in accordance with guidelines approved by the board of trustees. The Advisor will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, the Advisor's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on a Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS

The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Advisor deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed delivery basis.

A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase NAV fluctuation. The Funds have no present intention of investing in reverse repurchase agreements.

TEMPORARY STRATEGIES

The Funds have the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the Advisor may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. issuers (or, in the case of LIBERTY ACORN FUND, LIBERTY ACORN INTERNATIONAL and LIBERTY ACORN FOREIGN FORTY, those of foreign issuers), and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when, or for how long a Fund might employ defensive strategies.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

LINE OF CREDIT

Liberty Acorn maintains a line of credit with a group of banks in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by the Funds would be subject to each Fund's restrictions on borrowing under "Investment Policies" above.

TAXES - GENERAL

In this section, all discussions of taxation at the shareholder level relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by each Fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate alternative minimum tax. The dividends received deduction for eligible dividends is subject to a holding period requirement.

Dividends paid by LIBERTY ACORN INTERNATIONAL and LIBERTY ACORN FOREIGN FORTY are generally not eligible for the dividends-received deduction for corporate shareholders because little or none of those Funds' income consists of dividends paid by United States corporations. A portion of the dividends paid by LIBERTY ACORN FUND, LIBERTY ACORN USA and LIBERTY ACORN TWENTY is generally eligible for the dividends-received deduction. Capital gain distributions paid from the Funds are never eligible for this deduction.

FUND DISTRIBUTIONS. Distributions from a Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for one year or less) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed at a rate of 20%. The maximum long-term capital gains rate will decrease from 20% to 18% for capital assets that have been held for more than five years and whose holding periods begin after December 31, 2000.

Distributions will be taxed as described above whether received in cash or in Fund shares. Dividends and distributions on the Funds' shares are generally subject to federal income tax as described herein to the extent they do not exceed a Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Funds from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from a Fund.

SALES OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 30% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to Liberty Acorn. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that a Fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," each Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, shares of regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S.

Government securities) and (c) distribute at least 90% of its ordinary income (inclusive of net short-term capital gains) earned each year.

HEDGING TRANSACTIONS. If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

OPTIONS AND FUTURES. If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased
(call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

If a Fund writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

For federal income tax purposes, a Fund generally is required to recognize for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or purchase of put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of the hedged securities.

If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

---------------
3 An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

The Internal Revenue Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Code) with respect to, or futures or "forward contracts" (as defined by the Code) with respect to, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

In order for the Funds to continue to qualify for federal income tax treatment as regulated investment companies, at least 90% of each Fund's gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

The Funds intend to distribute to shareholders annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other Fund investments, to the extent such gains exceed recognized capital losses and any net capital loss carryovers of the Funds. Shareholders will be advised of the nature of such capital gain distributions.

SECURITIES ISSUED AT A DISCOUNT. A Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

FOREIGN TRANSACTIONS. A Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the income dividend paid by a Fund will be increased; if the result is a loss, the income dividend paid by a Fund will be decreased.

If more than 50% of a Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to a Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Internal Revenue Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by a Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Each of LIBERTY ACORN INTERNATIONAL and LIBERTY ACORN FOREIGN FORTY intends to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that it will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of LIBERTY ACORN INTERNATIONAL or LIBERTY ACORN FOREIGN FORTY, if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, including retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits. LIBERTY ACORN FUND, LIBERTY ACORN USA and LIBERTY ACORN TWENTY do not expect to be able to "pass through" foreign tax credits.

Investment by a Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, a Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

MANAGEMENT OF THE TRUST

Each of the Advisor, LFS and LFD is an indirect wholly owned subsidiary of Liberty Funds Group LLC ("LFG"), which in turn is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of Fleet Boston Financial Corporation. Each of Fleet Boston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston, MA 02110.

TRUSTEES AND OFFICERS. The board of trustees has overall management responsibility for the Funds. The board of trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of Acorn's outstanding shares at any meeting called for that purpose. A trustee may be removed with or without cause upon the vote of a majority of the trustees.

The names of the trustees and officers of Acorn, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below. Each trustee serves in such capacity for each of the five series of Acorn. Mr. Wanger also serves as a trustee for each of the four series of the Wanger Advisors Trust.


                                                                             NUMBER OF
  NAME, POSITION(S)       YEAR FIRST                                       PORTFOLIOS IN
      WITH ACORN          ELECTED OR         PRINCIPAL OCCUPATION(S)        FUND COMPLEX
     AND AGE AT           APPOINTED                  DURING                   OVERSEEN               OTHER
   JANUARY 1, 2002        TO OFFICE              PAST FIVE YEARS             BY TRUSTEE          DIRECTORSHIPS
   ---------------        ---------              ---------------             ----------          -------------
TRUSTEES WHO ARE NOT
INTERESTED PERSONS
OF ACORN:

Leo A. Guthart, 65,          1994       Executive vice president,                5              AptarGroup, Inc.
Trustee                                 Honeywell International (home                           (producer of dispensing
                                        and building control); Chairman,                        valves, pumps and
                                        Cylink Corporation (supplier of                         closures); Symbol
                                        encryption equipment); former                           Technologies, Inc.
                                        chairman of the board of                                (manufacturer of bar
                                        trustees, Hofstra University;                           code scanning equipment).
                                        chairman and Chief Executive
                                        Officer, Topspin Partners, L.P.

Irving B. Harris, 91,        1970       Chairman, The Irving Harris              5              None.
Trustee                                 Foundation (charitable
                                        foundation).

Jerome Kahn, Jr., 67,        1987       Former president, William Harris         5              None.
Trustee                                 Investors, Inc. (investment
                                        adviser).

Steven N. Kaplan, 43,        1999       Neubauer Family Professor of             5              None.
Trustee                                 Entrepreneurship and Finance,
                                        Graduate School of Business,
                                        University of Chicago.

                                                                             NUMBER OF
  NAME, POSITION(S)       YEAR FIRST                                       PORTFOLIOS IN
      WITH ACORN          ELECTED OR         PRINCIPAL OCCUPATION(S)        FUND COMPLEX
     AND AGE AT           APPOINTED                  DURING                   OVERSEEN               OTHER
   JANUARY 1, 2002        TO OFFICE              PAST FIVE YEARS             BY TRUSTEE          DIRECTORSHIPS
   ---------------        ---------              ---------------             ----------          -------------
David C. Kleinman, 66,       1972       Adjunct professor of strategic           5              Irex Corporation
Trustee                                 management, University of                               (insulation contractor);
                                        Chicago Graduate School of                              Sonic Foundry, Inc.
                                        Business; Business consultant.                          (software); AT&T Latin
                                                                                                America; Wisconsin Paper
                                                                                                & Products (paper
                                                                                                merchant); Plymouth Tube
                                                                                                Company (seamless and
                                                                                                welded metal tubing);
                                                                                                Member of the advisory
                                                                                                board, DSC Logistics
                                                                                                Company (warehousing and
                                                                                                logistics services).

Allan B. Muchin, 66,         1998       Partner, Katten, Muchin, Zavis &         5              Alberto-Culver Company
Trustee                                 Rosenman (law firm).                                    (toiletries).

Robert E. Nason, 65,         1998       Consultant and private investor          5              Fruit of the Loom, Ltd.
Trustee and Chairman                    since 1998; from 1990-1998,                             (apparel manufacturer).
                                        executive partner and chief
                                        executive officer, member of the
                                        executive committee of Grant
                                        Thornton, LLP (public accounting
                                        firm) and member of the policy
                                        board of Grant Thornton
                                        International.

TRUSTEES WHO ARE
INTERESTED PERSONS OF
ACORN:

Charles P. McQuaid, 48       1994       Portfolio manager and director           5              None.
Trustee and Senior                      of research, Liberty WAM since
Vice President (1)                      July 1992; Principal, WAM
                                        from July 1992 to September 29,
                                        2000; senior vice president,
                                        Wanger Advisors Trust.

Ralph Wanger, 67,            1994       President, Chief Investment              9              Wanger Advisors Trust (4
Trustee and                             Officer and portfolio manager,                          portfolios).
President* (1)                          Liberty WAM since 1992;
                                        principal, WAM from July 1992
                                        until September 29, 2000;
                                        president, WAM Ltd. from July 1992
                                        to September 29, 2000; president
                                        and director, WAM Acquisition
                                        GP, Inc. since September 29,
                                        2000; president, Wanger Advisors
                                        Trust; director, Wanger Investment
                                        Company plc.

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
  NAME, POSITION(S)       YEAR FIRST                                        FUND COMPLEX
      WITH ACORN          ELECTED OR         PRINCIPAL OCCUPATION(S)         FOR WHICH
     AND AGE AT           APPOINTED                  DURING                OFFICER ACTS IN            OTHER
   JANUARY 1, 2002        TO OFFICE              PAST FIVE YEARS            SAME CAPACITY           DIRECTORSHIPS
   ---------------        ---------              ---------------            -------------           -------------
OFFICERS OF ACORN:

J. Kevin                     2001       Treasurer of the Liberty Funds           9                  None.
Connaughton, 37,                        and of the Liberty All-Star
Assistant Treasurer                     Funds since December 2000
                                        (formerly controller of the
                                        Liberty Funds and of the Liberty
                                        All-Star Funds from February 1998
                                        to October 2000); Treasurer of
                                        the Stein Roe Funds since
                                        February 2001 (formerly
                                        Controller from May 2000 to
                                        February 2001); senior vice
                                        president of Liberty Funds Group
                                        since January 2001 (formerly vice
                                        president of Colonial Management
                                        Associates from February 1998 to
                                        October 2000); Senior Tax Manager,
                                        Coopers & Lybrand, LLP from April
                                        1996 to January 1998.

Kevin S. Jacobs, 41,         2001       Assistant vice president,                9                  None.
Assistant Secretary                     Liberty Funds Group since June
                                        2000; senior legal product
                                        manager, First Union Corp.
                                        September 1999 to June 2000;
                                        prior thereto, senior legal
                                        product manager, Colonial
                                        Management Associates.

Kenneth A. Kalina, 42,       1995       Chief financial officer, Liberty         9                  None.
Assistant Treasurer                     WAM since April 2000; assistant
                                        treasurer, Wanger Advisors Trust;
                                        fund controller, Liberty WAM since
                                        September 1995; prior thereto,
                                        treasurer of the Stein Roe Mutual
                                        Funds; director, New Americas
                                        Small Cap Fund.

Bruce H. Lauer, 44,          1995       Chief operating officer, Liberty         9                  None.
Vice President,                         WAM since April 1995; principal,
Assistant Secretary                     WAM from January 2000 to
and Treasurer                           September 29, 2000; vice president,
                                        treasurer and assistant secretary,
                                        Wanger Advisors Trust; director,
                                        Wanger Investment Company plc and
                                        New Americas Small Cap Fund.

Jean Loewenberg, 56,         2002       Group Senior Counsel, Fleet              9                  None.
Assistant Secretary                     National Bank.

Robert A. Mohn, 40,          1997       Analyst and portfolio manager,           9                  None.
Vice President                          Liberty WAM since August
                                        1992; principal, WAM from 1995 to
                                        September 29, 2000; vice
                                        president, Wanger Advisors Trust.

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
  NAME, POSITION(S)       YEAR FIRST                                        FUND COMPLEX
      WITH ACORN          ELECTED OR         PRINCIPAL OCCUPATION(S)         FOR WHICH
     AND AGE AT           APPOINTED                  DURING                OFFICER ACTS IN            OTHER
   JANUARY 1, 2002        TO OFFICE              PAST FIVE YEARS            SAME CAPACITY           DIRECTORSHIPS
   ---------------        ---------              ---------------            -------------           -------------
Todd Narter, 37,             2001       Analyst and portfolio manager,           9                  None.
Vice President                          Liberty WAM since June 1997;
                                        vice president, Wanger Advisors
                                        Trust; prior thereto, product
                                        manager for Teradyne (1990-1997).

Christopher Olson, 38,       2001       Analyst and portfolio manager,           9                  None.
Vice President                          Liberty WAM since January 2001;
                                        vice president, Wanger Advisors
                                        Trust; prior thereto, director
                                        and portfolio strategy analyst
                                        with UBS Asset Management/Brinson
                                        Partners.

John H. Park, 34,            1998       Analyst and portfolio manager,           9                  None.
Vice President                          Liberty WAM since July 1993;
                                        principal, WAM from 1998 to
                                        September 29, 2000; vice president,
                                        Wanger Advisors Trust.

Vincent P.                   2001       Vice president and Counsel,              9                  None.
Pietropaolo, 36,                        Liberty Funds Group since
Assistant Secretary                     December 1999; Associate, Morgan
                                        Lewis & Bockius, October 1998 to
                                        December 1999; product manager,
                                        Putnam Investments April 1997 to
                                        October 1998.

Joseph Turo, 34,             2002       Senior Counsel, FleetBoston              9                  None.
Assistant Secretary                     Financial since August 1997;
                                        prior thereto, Associate, Ropes
                                        & Gray.

Leah J. Zell, 52,            1994       Analyst, and portfolio manager,          9                  None.
Vice President*                         Liberty WAM since July 1992;
                                        vice president, Wanger Advisors
                                        Trust; director and managing
                                        member of trust committee, Chai
                                        Trust Company.


* Mr. Wanger and Ms. Zell are married to each other.

(1) Trustee who is an "interested person" of the Trust and of Liberty WAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and an employee of Liberty WAM.

The address for Mr. Wanger, Mr. McQuaid, Mr. Narter, Mr. Olson, Mr. Kalina, Mr. Lauer, Mr. Mohn, Mr. Park, and Ms. Zell is Liberty Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The address for Messrs. Harris and Kahn is Two North LaSalle Street, Suite 400, Chicago, Illinois 60602. The address for Messrs. Kaplan and Kleinman is 1101 East 58th Street, Chicago, Illinois 60637. The address for Mr. Guthart is Three Expressway Plaza, Suite 100, Roslyn Heights, New York 11577. The address for Mr. Muchin is 525 W. Monroe Street, Suite 1600, Chicago, Illinois 60661-3693. The address for Mr. Nason is 567 Rockefeller Road, Lake Forest, Illinois 60045. The address for Mr. Connaughton, Mr. Jacobs, Mr. Pietropaolo, Ms. Loewenberg, and Mr. Turo is Liberty Funds Distributor, Inc., One Financial Center, Boston, MA 02111.

During 2001 the Funds paid fees aggregating $555,250 to board members who were not affiliated with the Advisor. The following table sets forth the total compensation, (including any amounts deferred, as described below) paid by the Trust during the fiscal year ended December 31, 2001 to each of the Trustees of the Trust:

                         AGGREGATE COMP. FROM
                         ---------------------------------------------------------------------------
                         LIBERTY        LIBERTY        LIBERTY        LIBERTY          LIBERTY ACORN         AGGREGATE COMP.
NAME OF TRUSTEE          ACORN FUND     ACORN          ACORN          ACORN TWENTY     FOREIGN               FROM
                                        INT.           USA                             FORTY                 FUND COMPLEX
----------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE NOT
INTERESTED PERSONS OF
ACORN:

Robert E. Nason           $54,496.18    $26,034.54     $3,228.92      $1,063.56        $1,176.80              $86,000.00
Leo A. Guthart            $30,764.56    $15,825.60     $1,777.01        $589.05          $793.78              $49,750.00
Irving B. Harris          $83,006.82    $45,172.90     $6,869.98      $1,507.05        $2,193.25             $138,750.00
Jerome Kahn, Jr.          $33,655.82    $17,193.65     $2,472.23        $821.55          $856.75              $55,000.00
Steven N. Kaplan          $32,868.80    $17,245.28     $1,908.68        $627.97          $849.27              $53,500.00
David C. Kleinman         $35,713.23    $19,100.70     $2,085.32        $680.04          $920.71              $58,500.00
Roger S. Meier*           $32,645.07    $17,484.53     $1,907.31        $621.83          $841.26              $53,500.00
Allan B. Muchin           $29,438.10    $16,007.61     $1,716.97        $560.91          $776.41              $48,500.00
Katherine Schipper**       $6,815.00     $4,194.74       $376.00        $129.26          $235.00              $11,750.00

TRUSTEES WHO ARE
INTERESTED PERSONS
OF ACORN:

Charles P. McQuaid                $0            $0            $0             $0               $0                      $0
Ralph Wanger                      $0            $0            $0             $0               $0                      $0


* Mr. Meier retired as a Trustee as of December 31, 2001.

** Ms. Schipper resigned as a Trustee as of March 31, 2001.

The officers and Trustees affiliated with the Advisor serve without any compensation from the Trust. Liberty Acorn has adopted a deferred compensation plan (the Plan) for its non-interested Trustees. Under the Plan, the Trustees who are not "interested persons" of Liberty Acorn or Liberty WAM (participating Trustees) may defer receipt of all or a portion of their compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating Trustee is credited to a book reserve account as of the business day such compensation would have been paid to such Trustee. The deferred compensation accrues income from the date of credit in an amount equal to the amount that would have been earned had such deferred compensation (and all income earned thereon) been invested and reinvested in shares of one or more of the Funds. If a participating Trustee retires, such Trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating Trustee dies, any amount payable under the Plan will be paid to that Trustee's beneficiaries. Each Fund's obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund's obligations to make payments under the Plan.

The Agreement and Declaration of Trust ("Declaration") of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

COMMITTEES The standing committees of the Fund's board of trustees are:

                                                                                                       NO. OF MEETINGS
COMMITTEE                 MEMBERS              FUNCTION                                                HELD IN 2001
---------                 -------              --------                                                ------------
Executive                 Irving B. Harris     Has all of the powers of the board of trustees
                          Ralph Wanger         during intervals between meetings of the board,
                          Robert E. Nason      with certain exceptions.                                     0
                          Charles P. McQuaid
                          (alternate)

Audit                     David C. Kleinman    Make recommendations to the board of trustees
                          (chairman)           regarding the selection of independent auditors
                          Robert E. Nason      for the Trust, confer with the independent                   2
                          Jerome Kahn, Jr.     auditors regarding the scope and results of each
                                               audit and carry out the provisions of its charter.

Valuation                 Ralph Wanger         Determine valuations of portfolio securities held
                          (chairman)           by any series of the Trust in instances as
                          Irving B. Harris     required by the valuation procedures adopted by             16
                          Charles P. McQuaid   the board of trustees.
                          Robert E. Nason
                          (alternate)
                          Jerome Kahn, Jr.
                          (alternate)

Investment Advisory       Allan B. Muchin      Make recommendations to the board of trustees
Agreement                 (chairman)           regarding the continuation or amendment of the
                          Leo A. Guthart       investment advisory agreements between the Trust             1
                          Jerome Kahn, Jr.     and the Advisor.
                          David C. Kleinman

Governance                Allan B. Muchin      Makes recommendations to the board regarding
                          (chairman)           committees of the board and committee assignments,
                          Irving B. Harris     makes recommendations to the board regarding the             1
                          Steven N. Kaplan     composition of the board and candidates for
                          Robert E. Nason      election as non-interested trustees, oversees the
                                               process for evaluating the functioning of the board,
                                               and makes recommendations to the board regarding
                                               the compensation of trustees who are not
                                               affiliated with any investment adviser,
                                               administrator or distributor of the Funds. The
                                               Governance Committee will not consider shareholder
                                               recommendations regarding candidates for election as
                                               trustees; however, such recommendations may be made
                                               in the form of a shareholder proposal to be
                                               presented at any future meeting of shareholders of
                                               the Funds.

Investment Performance    David C. Kleinman    Examine methods of mutual fund performance
Analysis                  (chairman)           measurement and make recommendations to the board
                          Steven N. Kaplan     of trustees about the types of performance reports           0
                          Ralph Wanger         to be provided to the board.

INVESTMENT ADVISOR


Liberty Wanger Asset Management, L.P. ("Liberty WAM") (formerly named Wanger Asset Management, L.P. prior to September 29, 2000 ("WAM")), serves as the investment advisor for the Funds and for other institutional accounts. As of December 31, 2001, Liberty WAM had approximately $8.7 billion under management, including the Funds. Liberty WAM and its predecessor have managed mutual funds, including Liberty Acorn since 1992. Liberty WAM is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation.


Each Fund's Advisory Agreement automatically terminated on November 1, 2001 when Fleet acquired the asset management business of LFC. At a meeting of the board of trustees held on August 15, 2001, called in part for the purpose of voting on the approval of new Advisory Agreements with Liberty WAM that were substantially identical to the previous Advisory Agreements, the new Advisory Agreements were approved through July 31, 2003 by the unanimous vote of the "non-interested" trustees of the Trust voting separately. The trustees considered information about, among other things: (1) Liberty WAM and its respective personnel, resources and investment process; (2) the terms of the new Advisory Agreements;
(3) the nature and quality of services provided by Liberty WAM; (4) the investment performance of each Fund and of similar funds managed by other advisors; (5) the profitability to Liberty WAM of its relationship with the Funds; (6) fall-out benefits from that relationship; (7) compensation payable by the Funds to affiliates of the Advisor for other services; (8) economies of scale; and (9) comparative fees and expense ratios. The trustees also considered the terms of an agreement between the Trust and Fleet National Bank (the "Fleet Agreement") in which Fleet agreed that during the initial term of the new Advisory Agreements, except as otherwise authorized by the Trustees, it would:
(1) preserve the autonomy of the Trust; (2) preserve the independence of Liberty WAM, including its investment philosophy and approach to investment operations, research and talent; (3) allow Liberty WAM considerable latitude to recruit and compensate (on competitive terms) investment management personnel; (4) not interfere with Liberty WAM's relationships with regional brokers unless regulatory or compliance concerns dictate and permit Liberty WAM to continue to allocate the commissions and soft dollar payments as it has in the past; (5) maintain the trading desk at Liberty WAM for domestic and international trading activities; and (6) not add to the current management responsibilities of any portfolio manager of a Fund the responsibility to manage additional funds from the Fleet organization without the consent of the Trustees.

In addition, the Trustees considered matters relating to the possible effects on Liberty WAM and the Funds of the acquisition of the asset management business of LFC by Fleet, including: (1) the terms of the Fleet Agreement; (2) certain actions taken by LFC and Liberty WAM to help retain and incent their key personnel; (3) the general reputation, financial resources and business activities of Fleet and its parent organization; (4) the potential benefits of scale from combining the asset management businesses of Fleet and LFC, including the ability to attract and retain key personnel and enhance technology and customer service; (5) the stated intention of Fleet to consult with the Board of the Funds prior to removing or reducing any voluntary fee waivers or expense limitations; and (6) the stated intention of Fleet to provide investment professionals of Liberty WAM with access to greater resources as a result of the acquisition.

Finally, the Trustees considered Fleet's agreement to use all reasonable efforts to assure compliance with Section 15(f) of the 1940 Act. Section 15(f) provides that a mutual fund investment advisor or its affiliates may receive benefits or compensation in connection with a change of control of the investment advisor if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the advisor must consist of persons who are not "interested persons," as defined in the 1940 Act, of the advisor. Section, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment advisor or any "interested person" of the advisor receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

Each Advisory Agreement will continue from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated at any time, without penalty, by either the Trust or Liberty WAM upon 60 days' written notice, and automatically terminates in the event of its assignment as defined in the 1940 Act. The shareholders of each Fund approved the new Advisory Agreements with Liberty WAM at a shareholders meeting held on October 24, 2001.

Under its Investment Advisory Agreement with the Funds, the Advisor provides the Fund with discretionary investment services. Specifically, the Advisor is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objective, program, and restrictions as provided in the Funds' prospectuses and this SAI. The Advisor is also responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and the negotiation of commissions (see "Portfolio Transactions" below). The Administration Agreement provides for the payment to the Advisor of the fee described in the Prospectuses.

Under the Administration Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

The advisory fees paid to the Advisor by each Fund for the fiscal years ended December 31, 2001, 2000 and 1999 were as follows:

FUND                                            2001                             2000                 1999
Liberty Acorn Fund                                  $29,187,000              $26,750,000          $23,437,000
Liberty Acorn International                         $16,504,000              $23,515,000          $15,669,000
Liberty Acorn USA                                    $2,382,000               $2,844,000           $2,806,000
Liberty Acorn Twenty             gross advisory fee:   $748,000                 $585,000             $504,000
                                 exp. reimb:            (53,000)               (___0___)             (24,000)
                                 -------------------------------             -----------             --------
                                 net advisory fee:     $695,000                 $585,000             $480,000
Liberty Acorn Foreign Forty      gross advisory fee:   $877,000               $1,334,000             $427,000
                                 exp. reimb:            (36,000)              (___0____)             (43,000)
                                 -------------------------------             -----------             --------
                                 net advisory fee:     $841,000               $1,334,000             $384,000


The administrative fees paid to the Advisor by each Fund for the fiscal years ended December 31, 2001, 2000 and 1999, were as follows:

FUND                                                 2001                     2000                  1999
Liberty Acorn Fund                                $2,141,000               $1,958,000           $1,699,000
Liberty Acorn International                       $1,017,000               $1,484,000             $962,000
Liberty Acorn USA                                   $127,000                 $152,000             $151,000
Liberty Acorn Twenty                                 $42,000                  $33,000              $28,000
Liberty Acorn Foreign Forty                          $46,000                  $70,000              $23,000


PORTFOLIO TRANSACTIONS

The Advisor places the orders for the purchase and sale of the Funds' portfolio securities and options and futures contracts. The Advisor's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Advisor's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Advisor's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Advisor's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Funds may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Advisor's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Advisor, and reports are made annually to the board of trustees of the Funds.

With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, the Advisor often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economists and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Advisor uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Funds, to such brokers or dealers to ensure the continued receipt of research products or services that the Advisor feels are useful. In certain instances, the Advisor receives from brokers and dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Advisor makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Advisor (without prior agreement or understanding, as noted above) through transaction charges generated by transactions by clients (including the Funds) while the portions of the costs attributable to non-research usage of such products or services is paid by the Advisor in cash. No person acting on behalf of the Funds is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Advisor and not all such research products or services are used in connection with the management of the Funds.

With respect to the Funds' purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Advisor may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Advisor's attention, including investment research related to the security and provided to a Fund. Liberty Acorn has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for the Funds' portfolio securities held by the Funds. The custodian will credit any such fees received against its custodial fees. In addition, the board of trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the rules of the National Association of Securities Dealers.

The Advisor may place trades for the Funds through Quick & Reilly, Inc., Robertson Stephens, Inc. or Fleet Securities, Inc., each affiliates of the Advisor, pursuant to procedures adopted by the board of trustees. The Funds will pay these affiliates a commission for these transactions. The Funds have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions.

BROKERAGE COMMISSIONS (dollars in thousands)

                                                               Year ended December 31, 2001
                                                               ----------------------------
                                                                                            Liberty
                                               Liberty      Liberty Acorn      Liberty        Acorn       Liberty Acorn
                                            Acorn Fund      International    Acorn USA       Twenty       Foreign Forty
                                            ----------      -------------    ---------       ------       -------------
Total commissions                              $3,147            $4,302          $190         $186             $459
Directed transactions                         687,718           285,585        63,497       98,100           48,760
Commissions on directed transactions            1,569               729           127          134              135

ADMINISTRATION AGREEMENT

Liberty Acorn has a separate administration agreement with the Advisor under which the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.05% of each Fund's average daily net assets. Pursuant to that agreement, the Advisor provides certain administrative services to each Fund, including: (i) maintaining the books and records, including financial and corporate records, of Liberty Acorn; (ii) supervising the preparation and filing of registration statements, notices, reports, tax returns and other documents;
(iii) overseeing and assisting in the coordination of the performance of administrative and professional services rendered to the Funds by others; (iv) providing administrative office and data processing facilities; (v) developing and implementing procedures to monitor each Fund's compliance with regulatory requirements and with each Fund's investment policies and restrictions; (vi) providing for the services of employees of the Advisor who may be appointed as officers of Liberty Acorn; and (vii) providing services to shareholders of the Funds. The Administration Agreement has a one year term. The Advisor has the power under the Administration Agreement to delegate some or all of its responsibilities to others, at the Advisor's expense. The Advisor retains responsibility for any services it delegates. The Advisor has delegated some or all of the services provided pursuant to the Administration Agreement to affiliates of Liberty Funds Group LLC.

PRINCIPAL UNDERWRITER

LFD is the principal underwriter of the Funds' shares. LFD has no obligation to buy shares, and purchases shares only upon receipt of orders from authorized financial service firms ("FSFs") or investors.

LIBERTY ACORN'S CHARGES AND EXPENSES

SALES CHARGES (dollars in thousands)

                                                                        Class A Shares
                                                                 Year ended December 31, 2001
                                                                 ----------------------------
                                                                                                       Liberty
                                                  Liberty                                  Liberty      Acorn
                                                   Acorn      Liberty Acorn    Liberty      Acorn      Foreign
                                                    Fund      International   Acorn USA     Twenty      Forty
                                                    ----      -------------   ---------     ------      -----
Aggregate initial sales charges on Fund share
sales                                              $4,274           $214        $402         $177         $26
Initial sales charges retained by LFD                $443            $15         $28           $8          $1
Aggregate contingent deferred sales
  charges (CDSC) on Fund
  redemptions retained by LFD                          $1            $17          $*           $*          $4

                                                                        Class B Shares
                                                                 Year ended December 31, 2001
                                                                 ----------------------------
                                                                                                       Liberty
                                                  Liberty                                  Liberty      Acorn
                                                   Acorn      Liberty Acorn    Liberty      Acorn      Foreign
                                                    Fund      International   Acorn USA     Twenty      Forty
                                                    ----      -------------   ---------     ------      -----
Aggregate CDSC on Fund redemptions
  retained by LFD                                      $7            $1           $1           $*          $*

                                                                        Class C Shares
                                                                 Year ended December 31, 2001
                                                                 ----------------------------
                                                                                                       Liberty
                                                  Liberty                                  Liberty      Acorn
                                                   Acorn      Liberty Acorn    Liberty      Acorn      Foreign
                                                    Fund      International   Acorn USA     Twenty      Forty
                                                    ----      -------------   ---------     ------      -----
Aggregate CDSC on Fund redemptions
  retained by LFD                                      $0            $0           $0           $0          $0

* Rounds to less than one.


The advisory fees the Funds pay to the Advisor are calculated daily and paid monthly, at the annual rates shown below:

   LIBERTY ACORN FUND

                                  Average Daily Net Assets                         Rate of Fee
                                  ------------------------                         -----------
                                  First $700 million                                 0.75%
                                  Next $1.3 billion                                  0.70%
                                  In excess of $2 billion                            0.65%

   LIBERTY ACORN INTERNATIONAL

                                  Average Daily Net Assets                         Rate of Fee
                                  ------------------------                         -----------
                                  First $100 million                                 1.20%
                                  Next $400 million                                  0.95%
                                  In excess of $500 million                          0.75%

   LIBERTY ACORN USA

                                  Average Daily Net Assets                         Rate of Fee
                                  ------------------------                         -----------
                                  First $200 million                                 0.95%
                                  In excess of $200 million                          0.90%

   LIBERTY ACORN TWENTY

                                                                                   Rate of Fee
                                                                                   -----------
                                  All assets                                         0.90%

   LIBERTY ACORN FOREIGN FORTY

                                                                                   Rate of Fee
                                                                                   -----------
                                  All assets                                         0.95%

Liberty WAM has voluntarily agreed to reimburse LIBERTY ACORN TWENTY to the extent the ordinary operating expenses exceed 1.35% of the average annual net assets for Class Z, Class A, Class B and Class C shares. Liberty WAM has also voluntarily agreed to reimburse LIBERTY ACORN FOREIGN FORTY to the extent the ordinary operating expenses exceed 1.45% of the average net assets for Class Z, Class A, Class B and Class C shares. These arrangements may be modified or terminated by either Liberty WAM or the Fund on 30 days' notice to the other.

Liberty Acorn has a separate administrative services agreement with the Advisor under which the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.05% of each Fund's average daily net assets.

Under the Fund's transfer agency and shareholder servicing agreement, the Funds pay LFS a monthly fee at the annual rate of .07% of average daily closing value of the total net assets for the Class A, Class B and Class C shares and certain specified fees on a per account basis, plus certain out-of-pocket expenses. The Funds also pay LFS a monthly fee for Class Z shares based on specified transactions on a per account basis, plus certain out-of-pocket expenses.

OWNERSHIP OF THE FUND

At March 31, 2002, the only persons known to own of record or beneficially 5% or more of the outstanding shares of any Fund were:

                                                                          PERCENTAGE OF
                                                                           OUTSTANDING
          NAME AND ADDRESS                          FUND                   SHARES HELD
          ----------------                          ----                   -----------
CHARLES SCHWAB & CO. INC.(1)           LIBERTY ACORN FUND Z                    9.24%
101 MONTGOMERY STREET                  LIBERTY ACORN INTERNATIONAL Z          20.56%
SAN FRANCISCO, CA  94101-4122          LIBERTY ACORN USA Z                    18.20%
                                       LIBERTY ACORN TWENTY Z                 13.91%
                                       LIBERTY ACORN FOREIGN FORTY Z          18.19%

NATIONAL FINANCIAL SERVICES CORP.(1)   LIBERTY ACORN FUND Z                    8.30%
ONE WORLD FINANCIAL CENTER             LIBERTY ACORN INTERNATIONAL Z           8.95%
200 LIBERTY STREET                     LIBERTY ACORN USA Z                     5.36%
NEW YORK, NY 10281-1003                LIBERTY ACORN TWENTY Z                  6.46%
                                       LIBERTY ACORN FOREIGN FORTY Z           5.56%

STATE OF ILLINOIS EMPLOYEES            LIBERTY ACORN FUND Z                   12.29%
DEFERRED COMPENSATION PLAN(2)
200 W. WASHINGTON
SPRINGFIELD, IL 62706-0001

VANGUARD FIDUCIARY TRUST CO.(1)        LIBERTY ACORN USA Z                     7.50%
LIBERTY ACORN USA
PO BOX 2600
VALLEY FORGE, PA 19482-2600

CHARLES SCHWAB & CO. INC.(1)           LIBERTY ACORN FUND A                   12.98%
101 MONTGOMERY STREET
SAN FRANCISCO, CA  94101-4122

CHARLES SCHWAB & CO. INC.(1)           LIBERTY ACORN USA A                    13.03%
101 MONTGOMERY STREET
SAN FRANCISCO, CA  94101-4122

MERRILL LYNCH PIERCE FENNER &          LIBERTY ACORN FUND C                   10.23%
SMITH(1)
4800 DEER LAKE DR
JACKSONVILLE, FL 32246-6484

MERRILL LYNCH PIERCE FENNER &          LIBERTY ACORN USA C                     5.84%
SMITH(1)
4800 DEER LAKE DR
JACKSONVILLE, FL 32246-6484

CHARLES SCHWAB & CO. INC.(1)           LIBERTY ACORN TWENTY A                  8.76%
101 MONTGOMERY STREET
SAN FRANCISCO, CA  94101-4122

                                                                          PERCENTAGE OF
                                                                           OUTSTANDING
          NAME AND ADDRESS                          FUND                   SHARES HELD
          ----------------                          ----                   -----------
LPL FINANCIAL SERVICES(1)              LIBERTY ACORN FOREIGN FORTY B          6.86%
9785 TOWNE CENTRE DR.
SAN DIEGO, CA  92121-1968

MERRILL LYNCH PIERCE FENNER &          LIBERTY ACORN FOREIGN FORTY B          5.70%
SMITH(1)
4800 DEER LAKE DR
JACKSONVILLE, FL 32246-6484

SALEM FIVE CENTS SAVINGS BANK          LIBERTY ACORN FOREIGN FORTY C          5.61%
210 ESSEX ST.
SALEM, MA  01970-3705

(1)      Shares are held of record on behalf of customers, and not beneficially.

(2) Shares are held of record on behalf of plan participants, and not beneficially.

At March 31, 2002, the Trustees and officers of Liberty Acorn as a group owned beneficially less than 1% of the outstanding Class Z shares of LIBERTY ACORN FUND, less than 1% of the outstanding Class Z shares of LIBERTY ACORN INTERNATIONAL, 1.4% of the outstanding Class Z shares of LIBERTY ACORN USA, 4.0% of the outstanding Class Z shares of LIBERTY ACORN TWENTY, and 1.4% of the outstanding Class Z shares of LIBERTY ACORN FOREIGN FORTY. This includes shares held in the Liberty WAM profit sharing plan. Mr. McQuaid, a Trustee of Liberty Acorn, is a Trustee of the plan, and has beneficial interest by virtue of having voting discretion over the shares held in the plan. As of March 31, 2002, none of the independent trustees owns beneficially or of record any shares of Liberty WAM or LFD, or of any person directly or indirectly controlling, controlled by, or under common control with Liberty WAM or LFD.

The following table shows the dollar range of equity securities "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by each trustee as of December 31, 2001:

                                                                                           AGGREGATE DOLLAR RANGE OF
                                                                                           EQUITY SECURITIES IN ALL
                                                                                             REGISTERED INVESTMENT
                                                                                             COMPANIES OVERSEEN BY
                                                               DOLLAR RANGE OF EQUITY        TRUSTEE IN FAMILY OF
       NAME OF TRUSTEE                 NAME OF FUND            SECURITIES IN EACH FUND       INVESTMENT COMPANIES
       ---------------                 ------------            -----------------------       --------------------
TRUSTEES WHO ARE NOT INTERESTED
PERSONS OF LIBERTY ACORN:

ROBERT E. NASON                 LIBERTY ACORN FUND               $10,000 - $50,000            OVER $100,000
                                LIBERTY ACORN INTERNATIONAL      $10,001 - $50,000
                                LIBERTY ACORN USA                $10,001 - $50,000
                                LIBERTY ACORN TWENTY             $10,001 - $50,000
                                LIBERTY ACORN FOREIGN FORTY      $10,001 - $50,000

LEO A. GUTHART                  LIBERTY ACORN FUND               NONE                         NONE
                                LIBERTY ACORN INTERNATIONAL      NONE
                                LIBERTY ACORN USA                NONE
                                LIBERTY ACORN TWENTY             NONE
                                LIBERTY ACORN FOREIGN FORTY      NONE

IRVING B. HARRIS                LIBERTY ACORN FUND               OVER $100,000                OVER $100,000
                                LIBERTY ACORN INTERNATIONAL      NONE
                                LIBERTY ACORN USA                $10,001 - $50,000
                                LIBERTY ACORN TWENTY             NONE
                                LIBERTY ACORN FOREIGN FORTY      NONE

JEROME KAHN, JR.                LIBERTY ACORN FUND               OVER $100,000                OVER $100,000
                                LIBERTY ACORN INTERNATIONAL      NONE
                                LIBERTY ACORN USA                $50,001 - $100,000
                                LIBERTY ACORN TWENTY             NONE
                                LIBERTY ACORN FOREIGN FORTY      OVER $100,000

STEVEN N. KAPLAN                LIBERTY ACORN FUND               NONE                         NONE
                                LIBERTY ACORN INTERNATIONAL      NONE
                                LIBERTY ACORN USA                NONE
                                LIBERTY ACORN TWENTY             NONE
                                LIBERTY ACORN FOREIGN FORTY      NONE

DAVID C. KLEINMAN               LIBERTY ACORN FUND               $10,001 - $50,000            $10,001-$50,000
                                LIBERTY ACORN INTERNATIONAL      $10,001 - $50,000
                                LIBERTY ACORN USA
                                LIBERTY ACORN TWENTY
                                LIBERTY ACORN FOREIGN FORTY

ALLAN B. MUCHIN                 LIBERTY ACORN FUND               OVER $100,000                OVER $100,000
                                LIBERTY ACORN INTERNATIONAL      NONE
                                LIBERTY ACORN USA                NONE
                                LIBERTY ACORN TWENTY             NONE
                                LIBERTY ACORN FOREIGN FORTY      NONE

                                                                                           AGGREGATE DOLLAR RANGE OF
                                                                                           EQUITY SECURITIES IN ALL
                                                                                             REGISTERED INVESTMENT
                                                                                             COMPANIES OVERSEEN BY
                                                               DOLLAR RANGE OF EQUITY        TRUSTEE IN FAMILY OF
       NAME OF TRUSTEE                 NAME OF FUND            SECURITIES IN EACH FUND       INVESTMENT COMPANIES
       ---------------                 ------------            -----------------------       --------------------
TRUSTEES WHO ARE INTERESTED
PERSONS OF LIBERTY ACORN:

CHARLES P. MCQUAID              LIBERTY ACORN FUND                OVER $100,000                OVER $100,000
                                LIBERTY ACORN INTERNATIONAL       OVER $100,000
                                LIBERTY ACORN USA                 OVER $100,000
                                LIBERTY ACORN TWENTY              OVER $100,000
                                LIBERTY ACORN FOREIGN FORTY       OVER $100,000

RALPH WANGER                    LIBERTY ACORN FUND                OVER $100,000                OVER $100,000
                                LIBERTY ACORN INTERNATIONAL       OVER $100,000
                                LIBERTY ACORN USA                 OVER $100,000
                                LIBERTY ACORN TWENTY              OVER $100,000
                                LIBERTY ACORN FOREIGN FORTY       OVER $100,000

12b-1 PLAN, CONTINGENT DEFERRED SALES CHARGES AND CONVERSION OF SHARES

Each Fund offers four classes of shares - Class A, Class B, Class C and Class Z. Each Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act for each class except Class Z. Under the Plan, each Fund pays LFD service and distribution fees at the annual rates described in the Prospectus for that Funds' Class A, Class B and Class C shares. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to FSFs and for certain other purposes. Since the distribution and service fees are payable regardless of LFD's expenses, LFD may realize a profit from the fees. The Plan authorizes any other payments by the Funds to LFD and its affiliates (including the Advisor) with respect to the Class A, B and C shares to the extent that such payments might be construed to be indirect financing of the distribution of those shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such Independent Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a Contingent Deferred Sales Charge (CDSC). Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectus.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

SALES-RELATED EXPENSES (dollars in thousands) of Liberty Funds Distributor, Inc. relating to the Funds were:

LIBERTY ACORN FUND

                                                                    Year ended December 31, 2001
                                                                    ----------------------------
                                                Class A Shares             Class B Shares         Class C Shares
                                                --------------             --------------         --------------
   Fees to FSFs                                     $585                     $12,085                $1,574
   Cost of sales material relating to the Fund
     (including printing and mailing expenses)     2,155                       1,828                 1,033
   Allocated travel, entertainment and other
     promotional (including advertising)           1,181                         998                   565

LIBERTY ACORN USA

                                                                    Year ended December 31, 2001
                                                                    ----------------------------
                                                Class A Shares             Class B Shares         Class C Shares
                                                --------------             --------------         --------------
   Fees to FSFs                                      $45                        $888                  $189
   Cost of sales material relating to the Fund
     (including printing and mailing expenses)       233                         145                   108
   Allocated travel, entertainment and other
     promotional (including advertising)             114                          73                    54

LIBERTY ACORN TWENTY

                                                                    Year ended December 31, 2001
                                                                    ----------------------------
                                                Class A Shares             Class B Shares         Class C Shares
                                                --------------             --------------         --------------
   Fees to FSFs                                      $33                        $406                   $54
   Cost of sales material relating to the Fund
     (including printing and mailing expenses)        99                          83                    38
   Allocated Travel, entertainment and other
     promotional (including advertising)              39                          32                    14

LIBERTY ACORN INTERNATIONAL

                                                                    Year ended December 31, 2001
                                                                    ----------------------------
                                                Class A Shares             Class B Shares         Class C Shares
                                                --------------             --------------         --------------
   Fees to FSFs                                     $165                        $826                  $184
   Cost of sales material relating to the Fund
     (including printing and mailing expenses)       342                         136                   100
   Allocated Travel, entertainment and other
     promotional (including advertising)             155                          64                    49

LIBERTY ACORN FOREIGN FORTY

                                                                    Year ended December 31, 2001
                                                                    ----------------------------
                                                Class A Shares             Class B Shares         Class C Shares
                                                --------------             --------------         --------------
   Fees to FSFs                                      $28                         $81                   $75
   Cost of sales material relating to the Fund
     (including printing and mailing expenses)        67                          15                    38
   Allocated Travel, entertainment and other
     promotional (including advertising)              17                           6                    16

CODE OF ETHICS

The 1940 Act and rules thereunder require that the Trust and the Advisor establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Funds might take advantage of that knowledge for their own benefit. The Trust, the Advisor and LFD each have adopted Codes of Ethics to meet those concerns and legal requirements. Although the Codes do not prohibit employees who have knowledge of the investments and investment intentions of the Funds from engaging in personal securities investing, they do regulate such personal securities investing by these employees as a part of the effort by the Trust and the Advisor to detect and prevent conflicts of interest.

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 8502, Boston Massachusetts 02266-8502 ("State Street") is the custodian of the assets of the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Funds. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized State Street to deposit certain portfolio securities of the Funds in central depository systems as permitted under federal law. The Funds may invest in obligations of State Street and may purchase or sell securities from or to State Street.

INDEPENDENT AUDITORS

Ernst & Young LLP, located at Sears Tower, 233 South Wacker Drive, Chicago, IL 60606, are the Fund's independent auditors providing audit services, tax return review, other tax consulting services, and assistance and consultation in connection with the review of various SEC filings.

DETERMINATION OF NET ASSET VALUE

The Fund determines net asset value ("NAV") per share for each class as of the close of the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time), each day the Exchange is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

LIBERTY ACORN FUND, LIBERTY ACORN INTERNATIONAL and LIBERTY ACORN FOREIGN FORTY may invest in securities which are primarily listed on foreign exchanges that are open and allow trading on days on which the Funds do not determine NAV. This may significantly affect the NAV of LIBERTY ACORN FUND, LIBERTY ACORN INTERNATIONAL and LIBERTY ACORN FOREIGN FORTY'S redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Funds' Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Fund positions for which there are no such valuations and other assets are valued at a fair value as determined by the Advisor in good faith under the direction of the Funds' Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Funds' NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Funds' Trustees.

HOW TO BUY SHARES

The Prospectuses contain a general description of how investors may buy shares of the Funds and tables of charges. This SAI contains additional information which may be of interest to investors.

The Funds will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to a Fund before the Fund processes that day's transactions. If the FSF fails to transmit before a Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which a Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of a Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank. Checks presented for the purchase of shares of a Fund which are returned by the purchaser's bank will subject the purchaser to a $15 service fee for each check returned.

Each Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the Funds' Prospectuses less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charges. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under General Information Regarding Buying and Selling Shares in the Prospectuses. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C or Z shares. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Funds' SAI) to FSFs that agree to promote the sale of shares of the Funds or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Funds' shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of any Fund may be purchased through the Automatic Investment Plan. Pre-authorized monthly bank drafts or electronic funds transfer for a fixed amount of at least $50 are used to purchase Fund shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

TAX-SHELTERED RETIREMENT PLANS. LFD offers prototype tax-qualified plans, including IRAs, and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges a $15 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $15 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders, beneficiaries or their FSFs of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, on Class A, Class B or Class C shares may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

EXCHANGES FOR AFFILIATES OF INVESTMENT ADVISOR. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

RIGHTS OF ACCUMULATION (Class A and Class B only). Reduced sales charges on Class A, and B shares can be effected by combining a current purchase with prior purchases of shares of the Liberty funds. The applicable sales charge is based on the combined total of:

1.       the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all Liberty fund shares held by the shareholder or donor (except Class A shares of any Liberty money market fund, unless such shares were acquired by exchange from Class A shares of another Liberty fund other than a money market fund).

LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's or donor's holdings by LFS. The Fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A only). Any person may qualify for reduced sales charges on purchases of Class A shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Liberty fund shares held by the shareholder on the date of the Statement in Liberty funds (except Class A shares of any Liberty money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market Liberty fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period. If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Fund shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of the same Class of a Fund at the NAV next determined after LFS receives a written reinstatement request and payment. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

PRIVILEGES OF EMPLOYEES OR FINANCIAL SERVICE FIRMS. Class A shares of the Funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and other companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

SPONSORED ARRANGEMENTS. Class A shares of the Funds may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Funds on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A shares of the Funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which a Fund is included as an investment option in programs involving fee-based compensation arrangements and by participants in certain retirement plans.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (CLASSES B AND C SHARES). CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply to Class B or C accounts if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a Trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole Trustee where (i) the grantor of the trust is the sole Trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the Trustee's death. If the account is transferred to a new registration (including that of a successor Trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or IRAs, so long as the FSF agrees to return the applicable portion of any commission paid by LFD.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

EXCHANGES FOR AFFILIATES OF INVESTMENT ADVISOR

Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Funds or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, Liberty Acorn will delay sending proceeds for up to 15 days in order to protect the Funds against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Funds, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Funds receive the request in proper form. Signatures on some redemption requests must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution, as described in the prospectus. Stock power forms are available from FSFs, LFS, and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and IRA holders. Call LFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Funds' shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN

If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in the Funds designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election of the shareholder's investment. Withdrawals from Class B and C shares of the Funds under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of the Funds in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the excess over 12%. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other distributions payable in shares of the Funds rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Funds (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

Liberty Acorn may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Funds as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name", the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. Telephone redemption privileges are described in the Prospectus.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, the Fund may make the payment or a portion of the payment with portfolio securities held by the Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

FAST CASH. As a convenience to investors, a shareholder is automatically eligible to redeem up to $100,000 from the shareholder's account in a 30-day period and have it mailed to the shareholder's address of record. This service is not available within 30 days of an address change. Shareholders wishing to avail themselves of this service, should complete the appropriate section of the Application.

HOW TO EXCHANGE SHARES

Exchanges at net asset value may be made at any time from any other continuously offered fund distributed by LFD into shares of the same class of a Fund. The Class A and B shares of the Funds may be exchanged for the same class of shares of any other continuously offered funds distributed by LFD (with certain exceptions) on the basis of the NAVs per share at the time of exchange and only once per twelve-month period measured from the time the account was opened. The Class C shares of the Funds may be exchanged for the same class of shares of any other continuously offered funds distributed by LFD but only one "roundtrip" exchange of such Class may be made per three-month period, measured from the date of the initial purchase. The Class Z shares of the Funds may be exchanged for the Class A or Class Z shares of any other fund distributed by LFD (with certain exceptions). The prospectus of each fund distributed by LFD describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds distributed by LFD are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes and/or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another Liberty fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and, share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

An exchange is generally a sale transaction for federal income tax purposes and may result in capital gain or loss. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

Liberty Acorn may suspend shareholders' right of redemption or postpone payment for more than seven days (i) if the Exchange is closed for other than customary weekends or holidays, (ii) during certain periods when trading on the Exchange is restricted, (iii) during any emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of its net assets, or (v) during any other period permitted by order of the SEC for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trust's Trustees. The Declaration provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular Fund incurring financial loss on account of another Fund is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other Fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History," Liberty Acorn will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders for the purpose of electing Trustees. Trustees may be removed from office, with or without cause, by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectuses and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all Funds would vote together, irrespective of Fund, on the election of Trustees or the selection of independent accountants, but each Fund would vote separately from the others on other matters, such as changes in the investment policies of that Fund or the approval of the management agreement for that Fund.

PERFORMANCE MEASURES AND INFORMATION

TOTAL RETURN

STANDARDIZED TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN. Total return on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a given period. Total return percentage may be calculated by dividing the value of a share at the end of a given period by the value of the share at the beginning of the period and subtracting one. Although they may do so in the future, each Fund typically does not calculate or advertise total return. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of each Fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of each Fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate rather than average annual total returns or may not reflect the sales charge or CDSC.

Total return for a newer class of shares (Classes A, B and C) for periods prior to their inception includes (a) the performance of the newer class of shares since inception (October 16, 2000) and (b) the performance of the oldest existing class of shares (Class Z) from its inception date up to the date the newer class was offered for sale. The performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

The average annual total returns for the Funds' shares for the year ending December 31, 2001 are presented below:


                                                                  CLASS A SHARES
                                                                Liberty Acorn Fund
                                                                ------------------
                                                  1 year             5 years              10 years
                                                  ------             -------              --------
With sales charge of 5.75%                        -0.51%             14.09%                15.85%
Return After Taxes on Distributions               -0.89%             11.51%                13.44%
Return After Taxes on Distributions
   and Sale of Fund Shares                         0.06%             11.13%                12.79%
Without sales charge                               5.56%             15.45%                16.54%
Return After Taxes on Distributions                5.15%             12.84%                14.11%
Return After Taxes on Distributions
   and Sale of Fund Shares                         3.78%             12.30%                13.42%



                                                            Liberty Acorn International
                                                            ---------------------------
                                                                                        Life of Fund
                                                1 year               5 years         (inception 9/23/92)
                                                ------               -------         -------------------
With sales charge of 5.75%                      -26.10%                4.13%                10.23%
Return After Taxes on Distributions             -26.37%                2.61%                 9.26%
Return After Taxes on Distributions
   and Sale of Fund Shares                      -15.58%                3.38%                 8.70%
Without sales charge                            -21.59%                5.37%                10.94%
Return After Taxes on Distributions             -21.88%                3.83%                 9.96%
Return After Taxes on Distributions
   and Sale of Fund Shares                      -12.81%                4.41%                 9.33%

                                                                 Liberty Acorn USA
                                                                 -----------------
                                                                                        Life of Fund
                                                 1 year               5 years         (inception 9/4/96)
                                                 ------               -------         ------------------
With sales charge of 5.75%                        11.83%               11.84%                14.31%
Return After Taxes on Distributions               11.61%               10.75%                13.26%
Return After Taxes on Distributions
   and Sale of Fund Shares                         7.36%                7.51%                11.69%
Without sales charge                              18.65%               13.18%                15.59%
Return After Taxes on Distributions               18.42%               12.06%                14.52%
Return After Taxes on Distributions
   and Sale of Fund Shares                        11.52%               10.66%                12.81%




                                                                Liberty Acorn Twenty
                                                                --------------------
                                                                                        Life of Fund
                                                                                         (inception
                                                1 year               3 years              11/23/98)
                                                ------               -------              ---------
With sales charge of 5.75%                        1.46%               13.55%                15.58%
Return After Taxes on Distributions               1.42%               12.64%                14.69%
Return After Taxes on Distributions
   and Sale of Fund Shares                        0.93%               10.79%                12.51%
Without sales charge                              7.65%               15.81%                17.80%
Return After Taxes on Distributions               7.61%               14.89%                16.90%
Return After Taxes on Distributions
   and Sale of Fund Shares                        4.70%               12.68%                14.38%




                                                            Liberty Acorn Foreign Forty
                                                            ---------------------------
                                                                                        Life of Fund
                                                                                         (inception
                                                1 year               3 years              11/23/98)
                                                ------               -------              ---------
With sales charge of 5.75%                      -33.24%                1.65%                 4.76%
Return After Taxes on Distributions             -33.34%                1.48%                 4.59%
Return After Taxes on Distributions
   and Sale of Fund Shares                      -20.15%                1.29%                 3.80%
Without sales charge                            -29.17%                3.68%                 6.78%
Return After Taxes on Distributions             -29.27%                3.51%                 6.60%
Return After Taxes on Distributions
   and Sale of Fund Shares                      -17.67%                2.92%                 5.45%

                                                                       CLASS B SHARES

                                                                      Liberty Acorn Fund
                                                                      ------------------
                                                  1 Year                    5 Years              10 Years
                                                  ------                    -------              --------
With applicable CDSC                              -0.08%                     15.05%               16.45%
Return After Taxes on Distributions               -0.49%                     12.43%               14.03%
Return After Taxes on Distributions
   and Sale of Fund Shares                         0.34%                     11.96%               13.35%
Without CDSC                                       4.92%                     15.28%               16.45%
Return After Taxes on Distributions                4.51%                     12.68%               14.03%
Return After Taxes on Distributions
   and Sale of Fund Shares                         3.39%                     12.17%               13.35%



                                                                 Liberty Acorn International
                                                                 ---------------------------
                                                                                        Life of Fund
                                                1 year               5 years         (inception 9/23/92)
                                                ------               -------         -------------------
With applicable CDSC                            -25.87%                4.92%                10.85%
Return After Taxes on Distributions             -26.15%                3.36%                 9.88%
Return After Taxes on Distributions
   and Sale of Fund Shares                      -15.42%                4.04%                 9.26%
Without CDSC                                    -22.04%                5.23%                10.85%
Return After Taxes on Distributions             -22.33%                3.69%                 9.88%
Return After Taxes on Distributions
   and Sale of Fund Shares                      -13.09%                4.29%                 9.26%



                                                                     Liberty Acorn USA
                                                                     -----------------
                                                                                        Life of Fund
                                                 1 year               5 years         (inception 9/4/96)
                                                 ------               -------         ------------------
With applicable CDSC                              12.92%               12.77%                15.34%
Return After Taxes on Distributions               12.74%               11.67%                14.28%
Return After Taxes on Distributions
   and Sale of Fund Shares                         8.03%               10.32%                12.60%
Without CDSC                                      17.92%               13.02%                15.44%
Return After Taxes on Distributions               17.74%               11.92%                14.39%
Return After Taxes on Distributions
   and Sale of Fund Shares                        11.08%               10.53%                12.68%



                                                                  Liberty Acorn Twenty
                                                                  --------------------
                                                                                         Life of Fund
                                                                                          (inception
                                                 1 year               3 years              11/23/98)
                                                 ------               -------              ---------
With applicable CDSC                              1.95%               14.75%                16.81%
Return After Taxes on Distributions               1.91%               13.82%                15.89%
Return After Taxes on Distributions
   and Sale of Fund Shares                        1.23%               11.80%                13.55%
Without CDSC                                      6.95%               15.51%                17.50%
Return After Taxes on Distributions               6.91%               14.59%                16.60%
Return After Taxes on Distributions
   and Sale of Fund Shares                        4.28%               12.43%                14.13%

                                                           Liberty Acorn Foreign Forty
                                                           ---------------------------
                                                                                          Life of Fund
                                                                                           (inception
                                                1 year                3 years               11/23/98)
                                                ------                -------               ---------
With applicable CDSC                            -33.22%                2.42%                 5.61%
Return After Taxes on Distributions             -33.32%                2.24%                 5.44%
Return After Taxes on Distributions
   and Sale of Fund Shares                      -20.13%                1.90%                 4.50%
Without CDSC                                    -29.73%                3.37%                 6.47%
Return After Taxes on Distributions             -29.83%                3.19%                 6.29%
Return After Taxes on Distributions
   and Sale of Fund Shares                      -18.01%                2.67%                 5.20%



                                                                  CLASS C SHARES

                                                                Liberty Acorn Fund
                                                                ------------------
                                                 1 year              5 years              10 years
                                                 ------              -------              --------
With applicable CDSC                               3.86%              15.27%                16.44%
Return After Taxes on Distributions                3.46%              12.66%                14.02%
Return After Taxes on Distributions
   and Sale of Fund Shares                         2.74%              12.16%                13.34%
Without CDSC                                       4.86%              15.27%                16.44%
Return After Taxes on Distributions                4.46%              12.66%                14.02%
Return After Taxes on Distributions
   and Sale of Fund Shares                         3.35%              12.16%                13.34%



                                                             Liberty Acorn International
                                                             ---------------------------
                                                                                        Life of Fund
                                                1 year                5 years         (inception 9/23/92)
                                                ------                -------         -------------------
With applicable CDSC                            -22.85%                5.21%                10.84%
Return After Taxes on Distributions             -23.14%                3.68%                 9.87%
Return After Taxes on Distributions
   and Sale of Fund Shares                      -13.58%                4.29%                 9.25%
Without CDSC                                    -22.08%                5.21%                10.84%
Return After Taxes on Distributions             -22.37%                3.68%                 9.87%
Return After Taxes on Distributions
   and Sale of Fund Shares                      -13.11%                4.29%                 9.25%



                                                                     Liberty Acorn USA
                                                                     -----------------
                                                                                        Life of Fund
                                                 1 year               5 years         (inception 9/4/96)
                                                 ------               -------         ------------------
With applicable CDSC                              16.92%               13.02%                15.44%
Return After Taxes on Distributions               16.74%               11.92%                14.39%
Return After Taxes on Distributions
   and Sale of Fund Shares                        10.47%               10.53%                12.68%
Without CDSC                                      17.92%               13.02%                15.44%
Return After Taxes on Distributions               17.74%               11.92%                14.39%
Return After Taxes on Distributions
   and Sale of Fund Shares                        11.08%               10.53%                12.68%

                                                                  Liberty Acorn Twenty
                                                                  --------------------
                                                                                        Life of Fund
                                                                                         (inception
                                                1 year               3 years              11/23/98)
                                                ------               -------              ---------
With applicable CDSC                              5.95%               15.51%                17.50%
Return After Taxes on Distributions               5.91%               14.59%                16.60%
Return After Taxes on Distributions
   and Sale of Fund Shares                        3.67%               12.43%                14.13%
Without CDSC                                      6.95%               15.51%                17.50%
Return After Taxes on Distributions               6.91%               14.59%                16.60%
Return After Taxes on Distributions
   and Sale of Fund Shares                        4.28%               12.43%                14.13%



                                                              Liberty Acorn Foreign Forty
                                                              ---------------------------
                                                                                         Life of Fund
                                                                                         (inception
                                                1 year               3 years              11/23/98)
                                                ------               -------              ---------
With CDSC                                       -30.41%                3.39%                 6.49%
Return After Taxes on Distributions             -30.51%                3.22%                 6.32%
Return After Taxes on Distributions
   and Sale of Fund Shares                      -18.42%                2.69%                 5.22%
Without CDSC                                    -29.71%                3.39%                 6.49%
Return After Taxes on Distributions             -29.81%                3.22%                 6.32%
Return After Taxes on Distributions
   and Sale of Fund Shares                      -18.00%                2.69%                 5.22%



                                                                  CLASS Z SHARES

                                                                 Liberty Acorn Fund
                                                                 ------------------
                                                  1 year             5 years               10 years
                                                  ------             -------               --------
Without sales charge or CDSC                       6.14%              15.60%                16.61%
Return After Taxes on Distributions                5.64%              12.97%                14.17%
Return After Taxes on Distributions
   and Sale of Fund Shares                         4.13%              12.41%                13.47%




                                                            Liberty Acorn International
                                                            ---------------------------
                                                                                        Life of Fund
                                                1 year               5 years         (inception 9/23/92)
                                                ------               -------         -------------------
Without sales charge or CDSC                    -21.11%                5.51%                11.01%
Return After Taxes on Distributions             -21.40%                3.97%                10.04%
Return After Taxes on Distributions
   and Sale of Fund Shares                      -12.52%                4.51%                 9.39%


                                                                  Liberty Acorn USA
                                                                  -----------------
                                                                                       Life of Fund
                                                  1 year              5 years         (inception 9/4/96)
                                                  ------              -------         ------------------
Without sales charge or CDSC                      19.25%               13.32%                15.73%
Return After Taxes on Distributions               18.77%               12.16%                14.62%
Return After Taxes on Distributions
   and Sale of Fund Shares                        11.88%               10.75%                12.90%



                                                                 Liberty Acorn Twenty
                                                                 --------------------
                                                                                        Life of Fund
                                                                                         (inception
                                                1 year               3 years              11/23/98)
                                                ------               -------              ---------
Without sales charge or CDSC                      8.00%               15.97%                17.95%
Return After Taxes on Distributions               7.96%               15.04%                17.04%
Return After Taxes on Distributions
   and Sale of Fund Shares                        4.91%               12.81%                14.51%



                                                             Liberty Acorn Foreign Forty
                                                             ---------------------------
                                                                                        Life of Fund
                                                                                         (inception
                                                1 year               3 years              11/23/98)
                                                ------               -------              ---------
Without sales charge or CDSC                    -29.05%                3.74%                 6.83%
Return After Taxes on Distributions             -29.15%                3.56%                 6.66%
Return After Taxes on Distributions
   and Sale of Fund Shares                      -17.59%                2.97%                 5.50%


TAX-RELATED ILLUSTRATIONS.

The Funds may also quote tax efficiency. Tax Efficiency is derived by dividing after-tax returns by pretax returns. The highest possible score would be 100%, which would apply to a Fund that had no taxable distributions. Because many interrelated factors affect tax efficiency, it is difficult to predict tax efficiency. For information regarding after-tax returns, see "Performance History" in the prospectus.

         LIBERTY ACORN FUND'S TAX EFFICIENCY                       THROUGH DECEMBER 31, 2001
         -----------------------------------                       -------------------------
         1 Year................................................               91.86%
         5 Years...............................................               83.14%
         10 Years..............................................               85.31%

         LIBERTY ACORN INTERNATIONAL'S TAX EFFICIENCY              THROUGH DECEMBER 31, 2001
         --------------------------------------------              -------------------------
         1 Year................................................                 NM%*
         5 Years...............................................               72.05%
         Life of Fund (inception 9/23/92)......................               91.19%


         LIBERTY ACORN USA'S TAX EFFICIENCY                        THROUGH DECEMBER 31, 2001
         ----------------------------------                        -------------------------
         1 Year................................................               97.51%
         5 Years...............................................               91.29%
         Life of Fund (inception 9/4/96).......................               92.94%

         LIBERTY ACORN TWENTY'S TAX EFFICIENCY                     THROUGH DECEMBER 31, 2001
         -------------------------------------                     -------------------------
         1 Year................................................               99.50%
         3 Years...............................................               94.18%
         Life of Fund (inception 11/23/98).....................               94.93%

         LIBERTY ACORN FOREIGN FORTY'S TAX EFFICIENCY              THROUGH DECEMBER 31, 2001
         --------------------------------------------              -------------------------
         1 Year................................................                 NM%*
         3 Years...............................................               95.19%
         Life of Fund (inception 11/23/98).....................               97.51%

* Data is not meaningful because returns were negative.

Performance results reflect any voluntary fee waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these fee waivers or expense reimbursements, performance results would have been lower.

The Funds may also use statistics to indicate volatility or risk. The premise of each of these measures is that greater volatility connotes greater risk undertaken in achieving performance. The Funds may quote the following measures of volatility:

Beta. Beta is the volatility of a fund's total return relative to the movements of a benchmark index. A beta greater than one indicates volatility greater than the index, and a beta of less than one indicates a volatility less than the index.

R-squared. R-squared reflects the percentage of a fund's price movements that are explained by movements in the benchmark index. An R-squared of 1.00 indicates that all movements of a fund's price are completely explained by movements in the index. Generally, a higher R-squared will indicate a more reliable beta figure.

Alpha. Alpha is a measure used to discuss a fund's relative performance. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return of a fund is based on how historical movements of the benchmark index and historical performance of a fund compare to the benchmark index. The expected return is computed by multiplying the advance or decline in a market represented by a fund's beta. A positive alpha quantifies the value that a fund manager has added and a negative alpha quantifies the value that a fund manager has lost.

Standard deviation. Standard deviation quantifies the volatility in the returns of a fund by measuring the amount of variation in the group of returns that make up a fund's average return. Standard deviation is generally calculated over a three- or five-year period using monthly returns and modified to present on annualized standard deviation.

Sharpe ratio. A fund's Sharpe ratio quantifies its total return in excess of the return of a guaranteed investment (90 day U.S. treasury bills), relative to its volatility as measured by its standard deviation. The higher a fund's Sharpe ratio, the better a fund's returns have been relative to the amount of investment risk it has taken.

Beta and R-squared are calculated by performing a least squares linear regression using three years of monthly total return figures for each portfolio and benchmark combination. Alpha is calculated by taking the difference between the average monthly portfolio return and the beta-adjusted average monthly benchmark return. The result of this calculation is then geometrically annualized.

As of December 31, 2001, some statistics for the Class Z shares of the Funds are as follows:

                                                     R2                Beta                       Alpha
                                                     --                ----                       -----
         Liberty Acorn Fund
         ------------------

                           vs. S&P 500               0.52              0.76                       6.43%
                           vs. Russell 2000          0.88              0.78                       7.91%

         Liberty Acorn International
         ---------------------------

                           vs. EMI Global Ex U.S.    0.72              1.18                       9.34%
                           vs. EAFE                  0.60              1.03                       5.64%

Other measures of volatility and relative performance may be used as appropriate. All such measures will fluctuate and do not represent future results.

PERFORMANCE DEPICTIONS AND COMPARISONS. In advertising and sales literature, each Fund's performance may be compared with those of market indexes and other mutual funds. In addition to the performance information described above, a Fund might use comparative performance as computed in a ranking or rating determined by Lipper, Inc., an independent service that monitors the performance of mutual funds, Morningstar, Incorporated or another service.

Each Fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor or LFD to be reputable, and publications in the press pertaining to the Fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper Analytical Services Corporation, Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index, Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

GENERAL. From time to time, each Fund may discuss or quote its current portfolio manager(s) as well as other investment personnel, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for a Fund; a Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The Funds may note their mention or recognition in newsletters, newspapers, magazines, or other media. Portfolio managers and other members of the Advisor's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio manager, including information about awards received by that portfolio manager or mentions of the manager in the media, may also be described or quoted in Fund advertisements or sales literature.

Each Fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. Each Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, each Fund may also discuss or quote the views of LFD, the Advisor, and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

         APPENDIX I - DESCRIPTION OF BOND RATINGS

         A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of debt securities in which the Funds invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

         The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

MOODY'S RATINGS

         Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

         Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

         A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P RATINGS

         AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

         AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

         BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                PART C OTHER INFORMATION (LIBERTY ACORN TRUST)


ITEM 15.    Indemnification

      Article VIII of the Agreement and Declaration of Trust of the Registrant (exhibit a.1) provides in effect that Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      Registrant, its trustees and officers, its investment adviser and persons affiliated with them are insured under a policy of insurance maintained by Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

ITEM 16.    Exhibits:
            --------


  1.1       Agreement and declaration of trust. (1)

  1.2       Amendment No. 1 to Agreement and Declaration of Trust. (7)

  2.        Bylaws, as amended effective September 29, 2000. (5)

  3.        Not Applicable.

  4.        Agreement and Plan of Reorganization dated April 22, 2002 among
            Stein Roe Small Company Growth Fund, Liberty Acorn USA and Columbia
            Management Group, Inc. (filed as Appendix A to Part A of this
            Registration Statement).




  5.        Article III, Section 4, Article V, Section 1, Article VIII,
            Section 4 and Article IX, Sections 1 and 7 of the Agreement and
            Declaration of Trust, as amended, and Sections 2.1, 2.3 and 2.5 of the By-Laws, as amended, each define the rights of shareholders.

  6.1 Investment Advisory Agreement between Liberty Acorn Trust (on behalf of Liberty Acorn Fund, Liberty Acorn International,
            Liberty Acorn USA, Liberty Acorn Twenty and Liberty Acorn Foreign
            Forty) and Liberty Wanger Asset Management, L.P., dated November
            1, 2001. (8)

  6.2 Organizational Expenses Agreement between Acorn Investment Trust and Wanger Asset Management, L.P., dated September 3, 1996. (3)

  6.3 Administration Agreement between Liberty Acorn Trust (on behalf of Liberty Acorn Fund, Liberty Acorn International, Liberty
            Acorn USA, Liberty Acorn Twenty and Liberty Acorn Foreign
            Forty) and Liberty Wanger Asset Management, L.P., dated
            September 29, 2000. (7)

  7.        Underwriting Agreement between Liberty Acorn Trust and Liberty
            Funds Distributor, Inc. dated November 1, 2001. (8)

  8.        Not Applicable.

  9.1 Custodian contract between the Registrant and State Street Bank and Trust Company dated July 1, 1992. (2)

  9.2       Letter agreement applying custodian contract (exhibit 8.1)
            relating to Acorn USA. (4)

  9.3 Amendment to custodian contract between Liberty Acorn Trust and State Street Bank and Trust Company dated November 21, 2000. (7)

 10.1       Rule 12b-1 Distribution Plan dated September 29, 2000. (7)

 10.2       Rule 12b-1 Plan Implementing Agreement dated November 1, 2001. (8)

 10.3       Plan Pursuant to Rule 18f-3(d) dated September 29, 2000. (7)

 11. Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Stein Roe Small Company Growth Fund (8)

 12.        Opinion and Consent of Counsel on Tax Matters and Consequences to
            Shareholders of Ropes & Gray with respect to the Acquisition of Stein Roe Small Company Growth Fund

 13.        Not Applicable.

 14.1       Consent of Independent Accountants (PWC)

 14.2       Consent of Independent Auditors (E&Y).

 15.        Not Applicable.
 16.        Not Applicable.

 17.1 Transfer Agency and Service Agreement between Liberty Acorn Trust and Liberty Funds Services, Inc., dated September 29, 2000.
            (7)

 17.2       Code of Ethics, as amended September 29, 2000. (7)


 17.3 Code of Ethics for Non-Interested Board Members, as amended May 23, 2001. (8)


 17.4 Code of Ethics of Liberty Funds Distributor, Inc., the principal underwriter of the Funds, effective September 29, 2000. (6)

 17.5       Form of Proxy Card and Proxy Insert of Stein Roe Small Company
            Growth Fund

 17.6 The following documents, each filed via EDGAR and listed with its filing accession number, are incorporated by reference into the Proxy/Prospectus that is part of this Registration Statement:

- The Prospectuses of Stein Roe Small Company Growth Fund dated February 1, 2002 with respect to Class A and S shares - 0000021832-02-000017


- The Prospectuses of Liberty Acorn USA dated May 1, 2002 with respect to Class A, B, C and Z shares - 0000950135-02-002160



      -



      -


- The Statements of Additional Information of Stein Roe Small Company Growth Fund dated February 1, 2002 with respect to Class A and S shares
      - 21832-02-000019

      - As supplemented on February 1, 2002 with respect to Class A shares - 0000021847-02-000035

- The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Stein Roe Small Company Growth Fund dated September 30, 2001 - 0000891804-01-502179 (Class S),
      0000950135-01-503701 (Class A)

The following document, filed via EDGAR and listed with its filing accession number, is incorporated by reference into the Statement of Additional Information that is part of this Registration Statement:

- The Report of Independent Auditors and financial statements included in the Annual Report to Shareholders of Liberty Acorn USA dated December 31, 2001 - 0000891804-02-000513


(1) Previously filed. Incorporated by reference to the exhibit of the same number filed in post-effective amendment No. 53 to the registrant's registration statement, Securities Act file number 2-34223 (the "Registration Statement"), filed on April 30, 1996.

(2) Previously filed. Incorporated by reference to exhibit 8.1 in post-effective amendment No. 53 to the Registration Statement filed on April 30, 1996.

(3) Previously filed. Incorporated by reference to exhibit 5.3 filed in post-effective amendment No. 61 to the Registration Statement filed on April 30, 1998.

(4) Previously filed. Incorporated by reference to exhibit 8.3 filed in post-effective amendment No. 61 to the Registration Statement filed on April 30, 1998.

(5) Previously filed. Incorporated by reference to exhibit b.2 filed in post-effective amendment No. 69 to the Registration Statement filed on September 29, 2000.

(6) Previously filed. Incorporated by reference to the exhibit of the same number filed in post-effective amendment No. 69 to the Registration Statement filed on September 29, 2000.

(7) Previously filed. Incorporated by reference to the exhibit of the same number filed in post-effective amendment No. 70 to the Registration Statement filed on May 1, 2001.


(8) Previously filed. Incorporated by reference to the exhibit of the same number filed in the Registrant's registration statement on Form N-14, Securities Act file number 333-85014, filed on March 27, 2002.

ITEM 17.    Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                     SIGNATURES


      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, Liberty Acorn Trust, in the City of Chicago and State of Illinois on April 25, 2002.


                                          LIBERTY ACORN TRUST

                                          By /s/ Ralph Wanger
                                             ---------------------------------
                                             Ralph Wanger, President

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


      Name                           Title                     Date
      ----                           -----                     ----

/s/ Robert E. Nason           Trustee and chairman    )
------------------------
Robert E. Nason                                       )
                                                      )
/s/ Leo A. Guthart            Trustee                 )
------------------------
Leo A. Guthart                                        )
                                                      )
/s/ Irving B. Harris          Trustee                 )
------------------------
Irving B. Harris                                      )

/s/ Jerome Kahn, Jr.          Trustee                 )
 -----------------------
Jerome Kahn, Jr.                                      )
                                                      )
/s/ Steven N. Kaplan          Trustee                 )
------------------------
Steven N. Kaplan                                      )
                                                      )
/s/ David C. Kleinman         Trustee                 )
------------------------
David C. Kleinman                                     )
                                                      )
/s/ Charles P.  McQuaid       Trustee                 )     April 25, 2002
------------------------
Charles P. McQuaid                                    )
                                                      )
/s/ Allan B. Muchin           Trustee                 )
------------------------
Allan B. Muchin                                       )
                                                      )
/s/ Ralph Wanger              Trustee and President   )
------------------------      (principal executive    )
Ralph Wanger                  officer)                )
                                                      )
/s/ Bruce H. Lauer            Treasurer (principal    )
------------------------      financial and           )
Bruce H. Lauer                accounting              )
                              officer                 )

                  INDEX OF EXHIBITS FILED WITH THIS AMENDMENT


EXHIBIT
NUMBER                                       EXHIBIT
------                                       -------


  12.          Opinion and Consent of Counsel on Tax Matters and Consequences to
               Shareholders of Ropes & Gray with respect to the Acquisition of Stein Roe Small Company Growth Fund

  14.1         Consent of Independent Accountants (PWC)

  14.2         Consent of Independent Auditors (E&Y)

  17.5         Form of Proxy Card and Proxy Insert of Stein Roe Small Company
               Growth Fund
